                          ________________________________



                                Warrant Agreement

                          Dated As of February 26, 1998

                                      among

                        Aladdin Gaming Enterprises, Inc.,

                          Aladdin Gaming Holdings, Inc.

                                       and

                      State Street Bank and Trust Company,
                                as Warrant Agent

                          __________________________________

         WARRANT AGREEMENT ("Agreement"), dated as of February 26, 1998, by and between Aladdin Gaming Enterprises, Inc. a Nevada corporation ("Enterprises"), Aladdin Gaming Holdings, LLC, a Nevada limited-liability company ("Holdings"), and State Street Bank and Trust Company, as warrant agent (the "Warrant Agent").

         WHEREAS, Aladdin Gaming Holdings, LLC, a Nevada limited-liability company ("Holdings"), Aladdin Capital Corp., a Nevada corporation ("Capital" and, together with Enterprises and Holdings, the "Aladdin Parties"), Enterprises, Aladdin Holdings, LLC, a Delaware limited liability company, the Trust Under Article Sixth u/w/o Sigmund Sommer and London Clubs International, plc, a United Kingdom public limited company under the laws of England and Wales, have entered into a Purchase Agreement (the "Purchase Agreement") dated February 18, 1998, with Merrill Lynch, Pierce, Fenner & Smith Incorporated, Credit Suisse First Boston Corporation, CIBC Oppenheimer Corp. and Scotia Capital Markets (USA) Inc. (collectively, the "Initial Purchasers") under which the Aladdin Parties have agreed to sell to the Initial Purchasers 221,500 Units (the "Units"), each Unit consisting of (i) $1,000 principal amount at maturity of 13 1/2% Senior Discount Notes due 2010 of Holdings and Capital (the "Notes") to be issued under an Indenture, dated as of the date hereof (the "Indenture"), among Holdings, Capital and State Street Bank and Trust Company, as trustee (the "Trustee") and (ii) 10 Warrants (the "Warrants") to purchase 10 shares (the "Warrant Shares") of Class B non-voting Common Stock, no par value, of Enterprises (the "Class B Stock");

         WHEREAS, Enterprises desires the Warrant Agent to assist Enterprises in connection with the issuance, exchange, cancellation, replacement and exercise of the Warrants, and in this Agreement wishes to set forth, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

         WHEREAS, the holders of outstanding membership interests of Holdings desire for Enterprises to have the benefit of certain anti-dilution protections;

         NOW, THEREFORE, in consideration of the premises and the mutual agreements herein set forth, the parties hereto agree as follows:

         SECTION 1. Appointment of Warrant Agent. Enterprises hereby appoints the Warrant Agent to act as agent for Enterprises in accordance with the instructions set forth hereinafter in this Agreement, and the Warrant Agent hereby accepts such appointment.

         SECTION 2. Warrant Certificates. The certificates evidencing the Warrants (the "Warrant Certificates") shall be in registered form only and shall be substantially in the form set forth in Exhibit A attached hereto. Each Warrant Certificate shall, prior to the Separation Date (as defined herein), bear the legend set forth in Exhibit B attached hereto.

         All of the Warrants initially will be issued in global form (the "Global Warrant"), substantially in the form of Exhibit A attached hereto (including the text referred to in footnote 1 thereto).

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         Each Global Warrant shall represent such of the outstanding Warrants as shall be specified therein and shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and exercises. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent or the depositary with respect to the Global Warrants (the "Depositary") in accordance with instructions given by the holder thereof. Enterprises initially appoints The Depository Trust Company ("DTC") to act as Depositary with respect to the Warrants in global form.

         Subject to Section 5(n), beneficial owners of interests in a Global Warrant may receive Warrants in definitive form (the "Definitive Warrants"), substantially in the form of Exhibit A attached hereto (but without the text referred to in footnote 1 thereto) in the name of such beneficial owners in accordance with the procedures of the Warrant Agent and the Depositary. Subject to Section 5(n), in connection with the execution and delivery of such Definitive Warrants, the Warrant Agent shall reflect on its books and records a decrease in the amount of the Warrants represented by the relevant Global Warrant equal to the amount of such Definitive Warrants and Enterprises shall execute and the Warrant Agent shall countersign and deliver one or more Definitive Warrants in an aggregate amount equal to the amount of such decrease.

         SECTION 3. Execution of Warrant Certificates. (a) Warrant Certificates shall be signed on behalf of Enterprises by its Chairman of the Board, Chief Executive Officer, its President or a Vice President and by its Secretary or an Assistant Secretary. Each such signature upon the Warrant Certificates may be in the form of a facsimile signature of the present or any future Chairman of the Board, Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary and may be imprinted or otherwise reproduced on the Warrant Certificates and for that purpose Enterprises may adopt and use the facsimile signature of any person who shall have been Chairman of the Board, Chief Executive Officer, President, Vice President, Secretary or Assistant Secretary, notwithstanding the fact that at the time the Warrant Certificates shall be countersigned and delivered or disposed of such person shall have ceased to hold such office. The seal of Enterprises may be in the form of a facsimile thereof and may be impressed, affixed, imprinted or otherwise reproduced on the Warrant Certificates.

                  (b) In case any officer of Enterprises who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificates so signed shall have been countersigned by the Warrant Agent, or disposed of by Enterprises, such Warrant Certificates nevertheless may be countersigned and delivered or disposed of as though such person had not ceased to be such officer of Enterprises; and any Warrant Certificate may be signed on behalf of Enterprises by any person who, at the actual date of the execution of such Warrant Certificate, shall be a proper officer of Enterprises to sign such Warrant Certificate, although at the date of the execution of this Warrant Agreement any such person was not such officer.

                  (c) Warrant Certificates shall be dated the date of countersignature by the Warrant Agent.

         SECTION 4. Registration and Countersignature. (a) The Warrant Agent, on behalf of Enterprises, shall number and register the Warrant Certificates in a register as they are issued by Enterprises.

                  (b) In the case of offers and sales of Warrants outside the United States without registration under the Securities Act, Enterprises shall, and the Warrant Agent, on behalf of Enterprises, shall refuse register any transfer of the Warrants not made in accordance with the provisions of Regulation S under the Securities Act; provided, however, that if foreign law prevents Enterprises from refusing to register securities transfers, other reasonable procedures (such as a legend to the effect that transfer is prohibited except in accordance with the provisions of Regulation S under the Securities Act) shall be implemented to prevent any transfer of the securities not made in accordance with the provisions of Regulation S under the Securities Act.

                  (c) Warrant Certificates shall be manually countersigned by the Warrant Agent and shall not be valid for any purpose unless so countersigned. The Warrant Agent shall, upon written instructions of the Chairman of the Board, the Chief Executive Officer, the President, a Vice President, the Treasurer or the Controller of Enterprises, initially countersign, issue and deliver Warrant Certificates entitling the holders thereof to purchase not more than the number of Warrant Shares referred to above in the first recital hereof and shall countersign and deliver Warrant Certificates as otherwise provided in this Agreement.

                  (d) Enterprises and the Warrant Agent may deem and treat a registered holder of a Warrant Certificate as the absolute owner thereof (notwithstanding any notation of ownership or other writing thereon made by anyone) for all purposes, and neither Enterprises nor the Warrant Agent shall be affected by any notice to the contrary.

         SECTION 5. Registration of Transfers and Exchanges. (a) Transfer and Exchange of Global Warrants. A Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. A Global Warrant will be exchanged by Enterprises for Definitive Warrants if (i) Enterprises delivers to the Warrant Agent notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Securities Exchange Act of 1934, as amended, and, in either case, a successor Depositary is not appointed by Enterprises within 120 days after the date of such notice from the Depositary or (ii) Enterprises in its sole discretion determines that a Global Warrant (in whole but not in part) should be exchanged for Definitive Warrants and delivers a written notice to such effect to the Warrant Agent; provided that in no event shall a Regulation S Global Warrant be exchanged by Enterprises for Definitive Warrants prior to (x) the expiration of the Restricted Period (as defined herein) and (y) the receipt by the Warrant Agent of any certificates required pursuant to Rule 903 under the Securities Act. Upon the occurrence of either of the preceding events in (i) or (ii) above, Definitive Warrants shall be issued in such names as

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the Depositary shall
identify as beneficial owners to the Warrant Agent. Global Warrants also may be exchanged or replaced, in whole or in part. Every Warrant authenticated and delivered in exchange for, or in lieu of, a Global Warrant or any portion thereof, pursuant to this Section 5, shall be authenticated and delivered in the form of, and shall be, a Global Warrant. A Global Warrant may not be exchanged for another Warrant other than as provided in this Section 5(a); however, beneficial interests in a Global Warrant may be transferred and exchanged as provided in Section 5(b) or (c) hereof.

                  (b) Transfer and Exchange of Beneficial Interests in the Global Warrants. The transfer and exchange of beneficial interests in the Global Warrants shall be effected through the Depositary, in accordance with the provisions of this Warrant Agreement and the rules and procedures of the Depositary, Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system ("Euroclear"), and Cedel Bank, SA ("Cedel") that apply to such transfer or exchange (the "Applicable Procedures"). Beneficial interests in a Global Warrant bearing the Private Placement Legend (as defined herein) (a "Restricted Global Warrant") shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Warrants also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs, as applicable:

         (i) Transfer of Beneficial Interests in the Same Global Warrant. Beneficial interests in any Restricted Global Warrant may be transferred to any individual, corporation, partnership, limited-liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity (each, a "Person") who takes delivery thereof in the form of a beneficial interest in the same Restricted Global Warrant in accordance with the transfer restrictions set forth in the legend set forth in
                  Section 5(f) hereof (the "Private Placement Legend"); provided, however, that prior to the expiration of the 1-year restricted period as defined in Regulation S under the Securities Act (the "Restricted Period"), transfers of beneficial interests in the Global Note bearing the Private Placement Legend and deposited with or on behalf of the Depositary and registered in the name of the Depositary or its nominee, issued in an amount equal to the outstanding Warrants initially sold in reliance on Rule 903 of Regulation S (the "Regulation S Global Warrant") may not be made to a U.S. person (as defined in Rule 902(o) under the Securities Act) or for the account or benefit of a U.S. person (other than the Initial Purchaser). Beneficial interests in any Unrestricted Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the legend set forth in Section 2 hereof and that has the "Schedule of Exchanges of Global Warrants" attached thereto, and that is deposited with or on behalf of the Depositary, representing Warrants that do not bear the Private Placement Legend) may be transferred to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant. No written orders or instructions shall be required to be delivered to the Warrant Agent to effect the transfers described in this
                  Section 5(b)(i).


         (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Warrant. In connection with all transfers and exchanges of beneficial interests that are not subject to Section 5(b)(i) above, the transferor of such beneficial interest must deliver to the Warrant Agent either (A)(1) a written order from a Person who has an account with the Depositary, Euroclear or Cedel (a "Participant") or with a Person who has an account with a Participant (an "Indirect Participant") given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or
                  (B)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Definitive Warrant in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Warrant Agent containing information regarding the Person in whose name such Definitive Warrant shall be registered to effect the transfer or exchange referred to in (1) above; provided that in no event shall Definitive Warrants be issued upon the transfer or exchange of beneficial interests in the Regulation S Global Warrant prior to (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Agent of any certificates required pursuant to Rule 903 under the Securities Act. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Warrants contained in this Warrant Agreement, the Warrant Agent shall adjust the amount of the relevant Global Warrant(s) pursuant to Section 5(g) hereof.



         (iii) Transfer of Beneficial Interests to Another Restricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Warrant if the transfer complies with the requirements of Section 5(b)(ii) above and the Warrant Agent receives the following:

                  (A) if the transferee will take delivery in the form of a beneficial interest in a 144A Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the Private Placement Legend and the legend set forth in Section 2 hereof and that is deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an amount equal to the amount of Warrants sold in reliance on Rule 144A under the Securities Act), then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;




                   (B) if the transferee will take delivery in the form of a beneficial interest in the Regulation S Global Warrant, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; and

                  (C) if the transferee will take delivery in the form of a beneficial interest in the IAI Global Warrant (defined for purposes hereof as any Global Warrant in the form of Exhibit A hereto that bears the Private Placement Legend and the --------- legend set forth in Section 2 hereof and that is deposited with or on behalf of, and registered in the name of, the Depositary or its nominee that will be issued in an amount equal to the amount of Warrants sold to institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) ("Institutional Accredited Investors")), then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications and certificates and Opinion of --------- Counsel required by item (3) thereof, if applicable.


         (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Warrant for Beneficial Interests in the Unrestricted Global Warrant. A beneficial interest in any Restricted Global Warrant may be exchanged by any holder thereof for a beneficial interest in an Unrestricted Global Warrant or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant if the exchange or transfer complies with the requirements of
                  Section 5(b)(ii) above and:

                  (A) such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                  (B)      the Warrant Agent receives the following:

                           (1) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (l)(a) thereof; or


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


                           (2) if the holder of such beneficial interest in a Restricted Global Warrant proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item
                                    (4) thereof;

                           and, in each such case set forth in this subparagraph
                           (B), if the Warrant Agent or Enterprises so requests or if the Applicable Procedures so require, an opinion of counsel from legal counsel reasonably acceptable to the Warrant Agent or Enterprises, as applicable, (an "Opinion of Counsel") to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                           If any such transfer is effected pursuant to subparagraph (B) above at a time when an Unrestricted Global Warrant has not yet been issued, Enterprises shall issue and, upon receipt of written instructions from Enterprises, the Warrant Agent shall countersign one or more Unrestricted Global Warrants in an aggregate amount equal to the aggregate amount of beneficial interests transferred pursuant to subparagraph (B) above.

                           Beneficial interests in an Unrestricted Global Warrant cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Warrant.

                  (c) Transfer or Exchange of Beneficial Interests for Definitive Warrants.

                  (i) Beneficial Interests in Restricted Global Warrants to Restricted Definitive Warrants. If any holder of a beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Restricted Definitive Warrant, then, upon receipt by the Warrant Agent of the following documentation:

                           (A) if the holder of such beneficial interest in a Restricted Global Warrant proposes to exchange such beneficial interest for a Restricted Definitive Warrant, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item
                                    (2)(a) thereof;

                           (B) if such beneficial interest is being transferred to a "qualified institutional buyer" as defined in Rule 144A under the Securities Act (a "QIB") in accordance with Rule 144A under the Securities

                                    Act,a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

                           (C) if such beneficial interest is being transferred to a person who is not a U.S. person (a "Non-U.S. Person") in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

                           (D) if such beneficial interest is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

                           (E) if such beneficial interest is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such beneficial interest is being transferred to Enterprises or any of its subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such beneficial interest is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Warrant Agent shall cause the aggregate amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 5(g) hereof, and Enterprises shall execute and the Warrant Agent shall countersign and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this Section 5(c) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Agent through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest in a Restricted Global Warrant pursuant to this
                           Section 5(c)(i) shall bear the


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


                           Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                                    Notwithstanding Sections 5(c)(i)(A) and (C)
                           hereof, a beneficial interest in the Regulation S Global Warrant may not be exchanged for a Definitive Warrant or transferred to a Person who takes delivery thereof in the form of a Definitive Warrant prior to
                           (x) the expiration of the Restricted Period and (y) the receipt by the Warrant Agent of any certificates required pursuant to Rule 903 under the Securities Act, except in the case of a transfer pursuant to an exemption from the registration requirements of the Securities Act other than Rule 903 or Rule 904.

                  (ii) Beneficial Interests in Restricted Global Warrants to Unrestricted Definitive Warrants. A holder of a beneficial interest in a Restricted Global Warrant may exchange such beneficial interest for an Unrestricted Definitive Warrant or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant only if:

                           (A) such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                           (B) the Warrant Agent receives the following:

                                    (1)     if the holder of such beneficial
                                            interest in a Restricted Global
                                            Warrant proposes to exchange such
                                            beneficial interest for a Definitive
                                            Warrant that does not bear the
                                            Private Placement Legend, a
                                            certificate from such holder in the
                                            form of Exhibit D hereto, including
                                            the certifications in item (l)(b)
                                            thereof; or

                                    (2)     if the holder of such beneficial
                                            interest in a Restricted Global
                                            Warrant proposes to transfer such
                                            beneficial interest to a Person who
                                            shall take delivery thereof in the
                                            form of a Definitive Warrant that
                                            does not bear the Private Placement
                                            Legend, a certificate from such
                                            holder in the form of Exhibit C
                                            hereto, including the certifications
                                            in item (4) thereof;

                           and, in each such case set forth in this subparagraph
                           (B), if the Warrant Agent or Enterprises so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Agent or Enterprises, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Beneficial Interests in Unrestricted Global Warrants to Unrestricted Definitive Warrants. If any holder of a beneficial interest in an Unrestricted Global Warrant proposes to exchange such beneficial interest for a Definitive Warrant or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Definitive Warrant, then, upon satisfaction of the conditions set forth in
                           Section 5(b)(ii) hereof, the Warrant Agent shall cause the aggregate amount of the applicable Global Warrant to be reduced accordingly pursuant to Section 5(g) hereof, and Enterprises shall execute and the Warrant Agent shall countersign and deliver to the Person designated in the instructions a Definitive Warrant in the appropriate amount. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 5(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the holder of such beneficial interest shall instruct the Warrant Agent through instructions from the Depositary and the Participant or Indirect Participant. The Warrant Agent shall deliver such Definitive Warrants to the Persons in whose names such Warrants are so registered. Any Definitive Warrant issued in exchange for a beneficial interest pursuant to this Section 5(c)(iii) shall not bear the Private Placement Legend.



                  (d) Transfer and Exchange of Definitive Warrants for Beneficial Interests.

                  (i) Restricted Definitive Warrants to Beneficial Interests in Restricted Global Warrants. If any holder of a Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant or to transfer such Restricted Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Warrant, then, upon receipt by the Warrant Agent of the following documentation:

                           (A) if the holder of such Restricted Definitive Warrant proposes to exchange such Warrant for a beneficial interest in a Restricted Global Warrant, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (2)(b) thereof;

                           (B) if such Restricted Definitive Warrant is being transferred to a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (1) thereof;

                           (C) if such Restricted Definitive Warrant is being transferred to a Non-U.S. person in an offshore transaction in accordance with

                                    Rule 903 or Rule 904 under the Securities
                                    Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

                           (D) if such Restricted Definitive Warrant is being transferred pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(a) thereof;

                           (E) if such Restricted Definitive Warrant is being transferred to an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                           (F) if such Restricted Definitive Warrant is being transferred to Enterprises or any of its subsidiaries, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(b) thereof; or

                           (G) if such Restricted Definitive Warrant is being transferred pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (3)(c) thereof, the Warrant Agent shall cancel the Restricted Definitive Warrant, increase or cause to be increased the aggregate amount of, in the case of clause (A) above, the appropriate Restricted Global Warrant, in the case of clause (B) above, the 144A Global Warrant, in the case of clause (C) above, the Regulation S Global Warrant, and in all other cases, the IAI Global Warrant.

                  (ii) Restricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A holder of a Restricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Restricted Definitive Warrant to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant only if:

                           (A) such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                           (B) the Warrant Agent receives the following:

                                    (1)     if the holder of such Definitive
                                            Warrants proposes to exchange such
                                            Warrants for a beneficial interest
                                            in the Unrestricted Global Warrant,
                                            a certificate from such holder in
                                            the form of Exhibit D hereto,
                                            including the certifications in item
                                            (l)(c) thereof; or

                                    (2)     if the holder of such Definitive
                                            Warrants proposes to transfer such
                                            Warrants to a Person who shall take
                                            delivery thereof in the form of a
                                            beneficial interest in the
                                            Unrestricted Global Warrant, a
                                            certificate from such holder in the
                                            form of Exhibit C hereto, including
                                            the certifications in item (4)
                                            thereof;

                           and, in each such case set forth in this subparagraph
                           (B), if the Warrant Agent or Enterprises so requests or if the Applicable Procedures so require, an Opinion of Counsel in form reasonably acceptable to the Warrant Agent or Enterprises, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                           Upon satisfaction of the conditions of any of the subparagraphs in this Section 5(d)(ii), the Warrant Agent shall cancel the Definitive Warrants and increase or cause to be increased the aggregate amount of the Unrestricted Global Warrant.

                  (iii) Unrestricted Definitive Warrants to Beneficial Interests in Unrestricted Global Warrants. A holder of an Unrestricted Definitive Warrant may exchange such Warrant for a beneficial interest in an Unrestricted Global Warrant or transfer such Definitive Warrants to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Warrant at any time. Upon receipt of a request for such an exchange or transfer, the Warrant Agent shall cancel the applicable Unrestricted Definitive Warrant and increase or cause to be increased the aggregate amount of one of the Unrestricted Global Warrants.



                           If any such exchange or transfer from a Definitive Warrant to a beneficial interest is effected pursuant to subparagraphs (ii) or (iii) above at a time when an Unrestricted Global Warrant has not yet been issued, Enterprises shall issue and, upon receipt of written instructions from Enterprises, the Warrant Agent shall countersign one or more Unrestricted Global Warrants in an aggregate amount equal to the amount of Definitive Warrants so transferred.

                  (e) Transfer and Exchange of Definitive Warrants for Definitive Warrants. Upon request by a holder of Definitive Warrants and such holder's compliance with the provisions of this Section 5(e), the Warrant Agent shall register the transfer or exchange of Definitive Warrants. Prior to such registration of transfer or exchange, the requesting holder shall present or surrender to the Warrant Agent the Definitive Warrants duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Warrant Agent duly executed by such holder or by his attorney, duly authorized in writing. In addition, the requesting holder shall provide any additional certifications, documents and information, as applicable, required pursuant to the following provisions of this Section 5(e).

                  (i) Restricted Definitive Warrants to Restricted Definitive Warrants. Any Restricted Definitive Warrant may be transferred to and registered in the name of Persons who take delivery thereof in the form of a Restricted Definitive Warrant if the Warrant Agent receives the following:

                           (A) if the transfer will be made pursuant to Rule 144A under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (1) thereof;

                           (B) if the transfer will be made pursuant to Rule 903 or Rule 904, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications in item (2) thereof; and

                           (C) if the transfer will be made pursuant to any other exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit C hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Restricted Definitive Warrants to Unrestricted Definitive Warrants. Any Restricted Definitive Warrant may be exchanged by the holder thereof for an Unrestricted Definitive Warrant or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Definitive Warrant if:

                           (A) any such transfer is effected pursuant to a Registration Statement in accordance with the Warrant Registration Rights Agreement; or

                           (B) the Warrant Agent receives the following:

                                    (1) if the holder of such Restricted
                                    Definitive Warrants proposes to exchange such Warrants for an Unrestricted Definitive Warrant, a certificate from such holder in the form of Exhibit D hereto, including the certifications in item (l)(d) thereof; or

                                    (2) if the holder of such Restricted
                                    Definitive Warrants proposes to transfer such Warrants to a Person who shall take delivery thereof in the form of an Unrestricted Definitive Warrant, a certificate from such holder in the form of Exhibit C hereto, including the certifications in item (4) thereof;

                           and, in each such case set forth in this subparagraph
                           (B), if the Warrant Agent or Enterprises so requests, an Opinion of Counsel in form reasonably acceptable to the Warrant Agent or Enterprises, as applicable, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are no longer required in order to maintain compliance with the Securities Act.

                  (iii) Unrestricted Definitive Warrants to Unrestricted Definitive Warrants. A holder of Unrestricted Definitive Warrants may transfer such Warrants to a Person who takes delivery thereof in the form of an Unrestricted Definitive Warrant.

                           Upon receipt of a request to register such a transfer, the Warrant Agent shall register the Unrestricted Definitive Warrants pursuant to the instructions from the holder thereof.

                  (f) Legends. The following legend shall appear on the face of all Global Warrants and Definitive Warrants issued under this Warrant Agreement unless specifically stated otherwise in the applicable provisions of this Warrant Agreement.

                  (i) Except as permitted by subparagraph (ii) below, each Global Warrant and each Definitive Warrant (and all Warrants issued in exchange therefor or substitution thereof) shall bear the legend in substantially the following form:

                                    "THE SECURITIES HAVE NOT BEEN REGISTERED
                           UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED

                           IN RULE 501(A) (1), (2), (3) OR (7) UNDER THE
                           SECURITIES ACT) OR (C) IT IS A NON-U.S. PERSON AS DEFINED IN RULE 904 UNDER THE SECURITIES ACT (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH ENTERPRISES OR ANY AFFILIATE OF ENTERPRISES WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO ENTERPRISES, (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO ENTERPRISES' AND THE WARRANT AGENT'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT."

                  (ii) Notwithstanding the foregoing, any Global Warrant or Definitive Warrant issued pursuant to subparagraphs
                           (b)(iv), (c)(ii), (c)(iii), (d)(ii), (d)(iii),

                           (e)(ii) or (e)(iii) to this Section 5 and all Warrants issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

         (g) Cancellation and/or Adjustment of Global Warrants. At such time as all beneficial interests in a particular Global Warrant have been exchanged for Definitive Warrants or a particular Global Warrant has been redeemed, repurchased or canceled in whole and not in part, each such Global Warrant shall be returned to or retained and canceled by the Warrant Agent in accordance with
Section 5(k). At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant or for Definitive Warrants, the amount of Warrants represented by such Global Warrant shall be reduced accordingly and an adjustment shall be made on such Global Warrant or on the schedule maintained by the Depositary in respect of such Global Warrant for such purposes, in accordance with the rules and procedures of the Depositary, or by the Depositary at the direction of the Warrant Agent to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Warrant, such other Global Warrant shall be increased accordingly and an adjustment shall be made on the books and records of the Warrant Agent respecting such Global Warrant or by the Depositary at the direction of the Warrant Agent to reflect such increase.

                  (h) Indemnification. Each holder of a Warrant Certificate agrees to indemnify Enterprises and the Warrant Agent against any losses, claims, liabilities, damages or expenses, whatsoever, that may result from the transfer, exchange or assignment of such holder's Warrant Certificate in violation of any provision of this Agreement and/or applicable law.

                  (i) Depositary. Members of, or participants in, the Depositary ("Agent Members") shall have no rights under this Agreement with respect to the Global Warrants, as the case may be, held on their behalf by the Depositary or the Warrant Agent as its custodian, and the Depositary may be treated by Enterprises, the Warrant Agent and any agent of Enterprises or the Warrant Agent as the absolute owner of such Global Warrants for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent Enterprises, the Warrant Agent or any agent of Enterprises or the Warrant Agent, from giving effect to any written certification, proxy or other authorization furnished by the Depositary or impair, as between the Depositary and its Agent Members, the operation of customary practices governing the exercise of the rights of a holder of any Warrants.

                  (j) Notices. The Warrant Agent shall retain copies of all letters, notices and other written communications received pursuant to this
Section 5. Enterprises shall have the right to inspect and make copies of all such letters, notices or other written communications at any reasonable time upon the giving of reasonable written notice to the Warrant Agent.

                  (k) Cancellation of Warrant Certificates. Any Warrant Certificate surrendered for registration of transfer, exchange or exercise of the Warrants represented thereby shall, if surrendered to Enterprises, be delivered to the Warrant Agent, and all Warrant Certificates surrendered or so delivered to the Warrant Agent shall be promptly canceled by the Warrant Agent and shall not be reissued by Enterprises and, except as provided in this Section 5 in case of an exchange, Section 6 hereof in case of the exercise of less than all the Warrants represented thereby or Section 8 hereof in case of a mutilated Warrant Certificate, no Warrant Certificate shall be issued hereunder in lieu thereof. The Warrant Agent shall deliver to Enterprises from time to time or otherwise dispose of such canceled Warrant Certificates as Enterprises may direct in writing.

                  (l) Countersignature of New Certificates. The Warrant Agent is hereby authorized to countersign, in accordance with the provisions of this
Section 5 and of Section 4 hereof, the new Warrant Certificates required pursuant to the provisions of this Section 5.

                  (m) Charges. No service charge shall be made for registration of transfer or exchange upon surrender of any Warrant Certificate at the office of the Warrant Agent maintained for that purpose. Enterprises may require from Warrant holders payment of a sum sufficient to cover all taxes and/or other governmental charges (including, without limitation, documentary and stamp taxes) that may be imposed in connection with any registration, transfer or exchange of Warrant Certificates.

                  (n) Warrant Endorsement. Notwithstanding the foregoing provisions of this Section 5, until Separated (as defined herein) each Warrant will be held by the Trustee, as custodian for the registered holders of each Note or Note in global form, and will be registered in the name of the registered holder of such Note initially in the amount specified in writing to the Warrant Agent by Enterprises. Such holder may, at any time, on or after the Separation Date (as defined herein), at its option, by notice to the Trustee elect to separate and/or separately transfer the Notes and the Warrants represented by such Note or Note in global form containing a Warrant Endorsement (as defined in the Indenture), in whole or in part, for a definitive Warrant Certificate or Warrant Certificates or a beneficial interest in a Global Warrant evidencing the underlying Warrants (in accordance with this Agreement) and for a Note or Notes or a beneficial interest in a global Note of a like aggregate principal amount at maturity of authorized denominations and not containing a Warrant Endorsement in accordance with the Indenture (such surrender and exchange being referred to herein as a "Separation" and the related Warrants being referred to as "Separated"); provided that no delay or failure on the part of the Trustee or the Warrant Agent to exchange such Warrant Certificate and Note or Notes shall affect the Separation of the Notes and the Warrants or their separate transferability. Prior to Separation, record ownership of the Warrants will be evidenced by the certificates for Notes or a global Note registered in the names of the holders of the Notes or global Notes, which certificates or global Note will bear thereon a Warrant Endorsement substantially in the form set forth in the Indenture, and the right to receive or exercise Warrants will be transferable only in connection with the transfer of such Notes or a beneficial interest in a global Note.


           All Notes and global Notes containing a Warrant Endorsement presented for Separation shall be duly endorsed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and in the case of transfer, such signature shall be medallion guaranteed by an institution which is a member of a Securities

Transfer Association recognized signature guarantee program. Upon notice from the Trustee of a Separation, the Warrant Agent shall, with respect to Definitive Warrants, deliver (or cause to be delivered) to such holder, legal representative or authorized attorney the Warrant Certificate or Warrant Certificates executed by Enterprises and countersigned by the Warrant Agent in the name of such registered holder or holders or such transferee or transferees or shall, with respect to (i) 144A Global Warrants, deliver (or cause to be delivered) to the Depositary or its nominee a 144A Global Warrant, (ii) Regulation S Global Warrants, deliver (or cause to be delivered) to the Depositary or its nominee a Regulation S Global Warrant and (iii) IAI Global Warrants, deliver (or cause to be delivered) to the Depositary or its nominee an IAI Global Warrant, in each case, executed by Enterprises and countersigned by the Warrant Agent in the name of the Depositary or its nominee for such aggregate amount of Warrants (or, with respect to a Global Warrant, increasing the amount of Warrants represented thereby in such amount) as shall equal one Warrant for each $1,000 principal amount at maturity of Notes so exchanged for Separation, bearing numbers or other distinguishing symbols not contemporaneously outstanding, to the Person or Persons entitled thereto. Upon registration of transfer or exchange of a Warrant Certificate, the Warrant Agent shall countersign and deliver by certified mail a new Warrant Certificate to the holders of the Notes so separated or the transferee or transferees thereof, as the case may be.

         SECTION 6. Separation, Terms and Exercise of Warrants. (a) The Notes and the Warrants will not be separately transferable until the earliest of (i) September 1, 1998, (ii) the date on which a registration statement with respect to the Notes or a registration statement with respect to the Warrants and the Warrant Shares is filed with the Commission under the Securities Act, (iii) the occurrence of a Change of Control (as defined in the Indenture) or a sale or recapitalization of Enterprises, Holdings or Aladdin Gaming, LLC, a Nevada limited-liability company, occurs, (iv) 30 days after a Qualified Public Offering (as defined in the Indenture) occurs, (v) the occurrence of an Event of Default (as defined in the Indenture) or (vi) such earlier date as determined by Merrill Lynch & Co. in its sole discretion (the date of the earliest occurrence of an event specified in clauses (i) through (vi) is referred to herein as the "Separation Date"), at which time such Warrants shall become separately transferable. Subject to the terms of this Agreement, each Warrant holder shall have the right, which may be exercised during the period commencing at the opening of business on the Separation Date (the "Warrant Exercise Commencement Date") and until 5:00 p.m., New York City time on March 1, 2010 (the "Warrant Exercise Period") to receive from Enterprises upon payment of the exercise price (the "Exercise Price") then in effect for each Warrant Share and subject to other conditions to exercise the number of fully paid and nonassessable Warrant Shares which the holder may at the time be entitled to receive on exercise of such Warrants; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. Each holder of Warrants may exercise its right, during the Warrant Exercise Period, to receive Warrant Shares when such holder makes a payment to Enterprises in cash (or in the form of certified or official bank check payable to the order of Enterprises) in an amount equal to the Exercise Price of the Warrants being exercised by such holder. Each Initial Warrant not exercised prior to 5:00 p.m., New York City time, on March 1, 2010 (the "Warrant Expiration Date") shall lapse and become void and all rights thereunder and all rights in respect thereof under this agreement shall cease as of such time. No adjustments as to dividends will be made upon exercise of the Warrants. Enterprises will give notice of expiration of the Warrants not less than 90 and not more than 120 days prior to the Expiration Date to the registered holders of the then outstanding Warrants and to the Warrant Agent. If Enterprises fails to give such notice, the Warrants will not expire until 90 days after Enterprises gives notice. In no event will holders of Warrants be entitled to any damages or other remedy for Enterprises' failure to give such notice other than any such extension.

                  (b) In order to exercise all or any of the Warrants represented by a Warrant Certificate, (i) in the case of Definitive Warrants, the holder thereof must surrender for exercise the Warrant Certificate to Enterprises at the office of the Warrant Agent at its corporate trust office set forth in Section 20 (which office shall be maintained in Boston) hereof, or the affiliate office of the Warrant Agent (which office shall be maintained in New
York), (ii) in the case of a book-entry interest in a Global Warrant, the exercising Agent Member whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Agent Member, as applicable, must deliver to Enterprises at the office of the Warrant Agent the form of election to purchase on the reverse thereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent in New York for the account of Enterprises of the Exercise Price, which is set forth in the form of Warrant Certificate attached hereto as Exhibit A as adjusted as herein provided, for the number of Warrant Shares in respect of which such Warrants are then exercised.

                  (c) Subject to the provisions of Section 7 hereof, upon compliance with clause (b) above, Enterprises shall deliver or cause to be delivered with all reasonable dispatch, to or upon the written order of the holder and in such name or names as the Warrant holder or Agent Member may designate, a certificate or certificates for the number of whole Warrant Shares issuable upon the exercise of such Warrants or other securities or property to which such holder is entitled hereunder, together with cash (if any) as provided in Section 13 hereof; provided that if any consolidation, merger or lease or sale of assets is proposed to be effected by Enterprises as described in Section 11(m) hereof, or a tender offer or an exchange offer for shares of Class B Stock shall be made, upon such surrender of Warrants and payment of the Exercise Price as aforesaid, Enterprises shall, as soon as possible, but in any event not later than two business days thereafter, deliver or cause to be delivered the full number of Warrant Shares issuable upon the exercise of such Warrants in the manner described in this sentence or other securities or property to which such holder is entitled hereunder, together with cash as provided in Section 13 hereof (if any). Such certificate or certificates shall be deemed to have been issued and any Person so designated to be named therein shall be deemed to have become a holder of record of such Warrant Shares as of the date of the surrender of such Warrants and payment of the Exercise Price.

                  (d) The Warrants shall be exercisable, at the election of the holders thereof, either in full or from time to time in part. If less than all the Warrants represented by a Definitive Warrant are exercised, such Definitive Warrant shall be surrendered and a new Definitive Warrant of the same tenor and for the number of Warrants which were not exercised shall be executed by Enterprises and delivered to the Warrant Agent and the Warrant Agent shall countersign the new Definitive Warrant, registered in such name or names as may be directed in writing by the holder, and shall deliver the new Definitive Warrant to the Person or Persons entitled to receive the same. The Warrant Agent shall make such notations on Schedule A to each Global Warrant as are required to reflect any change in the number of Warrants represented by such Global Warrant resulting from any exercise in accordance with the terms hereof.

                  (e) All Warrant Certificates surrendered upon exercise of Warrants shall be canceled by the Warrant Agent. Such canceled Warrant Certificates shall then be disposed of by the Warrant Agent in a manner satisfactory to Enterprises. The Warrant Agent shall account promptly to Enterprises with respect to Warrants exercised and concurrently pay to Enterprises all moneys received by the Warrant Agent for the purchase of the Warrant Shares through the exercise of such Warrants.

                  (f) The Warrant Agent shall keep copies of this Agreement and any notices given or received hereunder available for inspection upon reasonable notice by the registered holders during normal business hours at its office. Enterprises shall supply the Warrant Agent with such numbers of copies of this Agreement as the Warrant Agent may reasonably request from time to time.

         SECTION 7. Payment of Taxes. Enterprises will pay all documentary stamp taxes attributable to the initial issuance of Warrant Shares upon the exercise of Warrants; provided that Enterprises shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Warrant Shares in a name other than that of the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant, and Enterprises shall not be required to issue or deliver such Warrant Certificates unless or until the Person or Persons requesting the issuance thereof shall have paid to Enterprises the amount of such tax or shall have established to the satisfaction of Enterprises that such tax has been paid. Holders will be responsible for the payment of any and all brokerage costs, documentary, stamp and transfer taxes and associated costs and expenses upon the subsequent sale of Warrant Shares.

         SECTION 8. Mutilated or Missing Warrant Certificates. In case any of the Warrant Certificates shall be mutilated, lost, stolen or destroyed, Enterprises shall issue and the Warrant Agent shall countersign, in exchange and substitution for and upon cancellation of the mutilated Warrant Certificate, or in lieu of and substitution for the Warrant Certificate lost, stolen or destroyed, a new Warrant Certificate of like tenor and representing an equivalent number of Warrants, but only upon receipt of evidence satisfactory to Enterprises and the Warrant Agent of such loss, theft or destruction of such Warrant Certificate and indemnity or bond, if requested, also satisfactory to them. Applicants for such substitute Warrant Certificates shall also comply with such other reasonable regulations and pay such other reasonable charges as Enterprises or the Warrant Agent may prescribe.

         SECTION 9. Reservation of Warrant Shares. (a) Enterprises will at all times reserve and keep available, free from preemptive rights, out of the aggregate of its authorized but unissued Class B Stock or its authorized and issued Class B Stock held in its treasury, for the purpose of enabling it to satisfy any obligation to issue Warrant Shares upon exercise of Warrants, the maximum number of shares of Class B Stock which may then be deliverable upon the exercise of all outstanding Warrants.

                  (b) Enterprises or, if appointed, the transfer agent for the Class B Stock (the "Transfer Agent") and every subsequent transfer agent for any shares of Enterprises' capital stock issuable upon the exercise of any of the rights of the Warrants as aforesaid will be irrevocably authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. Enterprises will keep a copy of this Agreement on file with the Transfer Agent and with every subsequent transfer agent for any shares of Enterprises' capital stock issuable upon the exercise of the rights of purchase represented by the Warrants. Enterprises will furnish such Transfer Agent a copy of all notices of adjustments, and certificates related thereto, transmitted to each holder pursuant to Section 15 hereof. The Warrant Agent is hereby irrevocably authorized to requisition from time to time from such Transfer Agent the stock certificates required to honor outstanding Warrants upon exercise thereof in accordance with the terms of this Agreement. Enterprises will supply such Transfer Agent with duly executed certificates for such purposes and will provide or otherwise make available any cash which may be payable as provided in
Section 13.

                  (c) Before taking any action which would cause an adjustment pursuant to Section 11 hereof to reduce the Exercise Price below the then par value (if any) of the Warrant Shares, Enterprises will take any corporate action which may, in the opinion of its counsel (which may be counsel employed by Enterprises), be necessary in order that Enterprises may validly and legally issue fully paid and nonassessable Warrant Shares at the Exercise Price as so adjusted.

                  (d) Enterprises covenants that all Warrant Shares which may be issued upon exercise of Warrants will, upon issue in accordance with the terms of this Agreement, be fully paid, nonassessable, free of preemptive rights and free from all taxes, liens, charges and security interests with respect to the issuance thereof.

         SECTION 10. Obtaining Stock Exchange Listings. Enterprises will from time to time use its reasonable best efforts to take all action which may be necessary so that the Warrant Shares, immediately upon their issuance upon the exercise of Warrants, will be listed on the principal securities exchanges and markets within the United States of America, if any, on which other shares of Class B Stock are then listed, if any. Upon the listing of such Warrant Shares, Enterprises shall notify the Warrant Agent in writing. Enterprises will obtain and keep all required permits and records in connection with such listing.

         SECTION 11. Adjustment of Exercise Price and Number of Warrant Shares Issuable. The Exercise Price and the number of Warrant Shares issuable upon the exercise of each Warrant are subject to adjustment from time to time upon the occurrence of the events enumerated in this Section 11. For purposes of this
Section 11, "Common Stock" means, as applicable, shares now or hereafter authorized of any class of common stock of Enterprises and any other stock of Enterprises, however designated, that have the right (subject to any prior rights of any class or series of preferred stock) to participate in any distribution of the assets or earnings of Enterprises without limit as to per share amount.

                  (a) Adjustment for Change in Capital Stock. If Enterprises (i) pays a dividend or makes a distribution on its Common Stock in shares of its Common Stock, (ii) subdivides its outstanding shares of Common Stock into a greater number of shares, (iii) combines its outstanding shares of Common Stock into a smaller number of shares, (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock or (v) issues by reclassification of its Common Stock any shares of its capital stock; then the Exercise Price in effect immediately prior to such action shall be proportionately adjusted so that the holder of any Warrant thereafter exercised may receive the aggregate number and kind of shares of capital stock of Enterprises which he would have owned immediately following such action if such Warrant had been exercised immediately prior to such action.

                  The adjustment shall become effective immediately after the record date in the case of a dividend or distribution and immediately after the effective date in the case of a subdivision, combination or reclassification. If, after an adjustment, a holder of a Warrant upon exercise of it may receive shares of two or more classes of capital stock of Enterprises, Enterprises shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section 11. Such adjustment shall be made successively whenever any event listed above shall occur. If the occurrence of any event listed in this subsection (a) results in an adjustment under any provision of this Section 11 other than Section 11(q), no adjustment shall be made under this subsection (a).

                  (b) Adjustment for Rights Issue. If Enterprises distributes any rights, options or warrants to all holders of its Common Stock entitling them to purchase shares of Common Stock at a price per share less than the Fair Value (as defined herein) per share on that record date, the Exercise Price shall be adjusted in accordance with the formula:

                                    O + N x P
                                        -----
                           E' = E x       M
                                     --------
                                      O + N

         where:

                  E' = the adjusted Exercise Price.

                  E = the current Exercise Price.

                  O = the number of shares of Common Stock issued and outstanding on the record date.

                  N = the number of additional shares of Common Stock offered.

                  P = the offering price per share of the additional shares.

                  M = the Fair Value per share on the record date of Common Stock offered.

         The adjustment shall be made successively whenever any such rights, options or warrants are issued and shall become effective immediately after the record date for the determination of stockholders entitled to receive the rights, options or warrants. Subject to paragraph (p) of this Section 11, if at the end of the period during which such rights, options or warrants are exercisable, not all rights, options or warrants shall have been exercised, the Exercise Price (and any subsequent adjustment thereto) shall be immediately readjusted to what it would have been if "N" in the above formula had been the number of shares actually issued.

                  (c) Adjustment for Other Distributions. If Enterprises distributes to all holders of its Common Stock any of its assets (including, without limitation, cash) or debt securities or any rights or warrants to purchase debt securities, assets or other securities of Enterprises, the Exercise Price shall be adjusted in accordance with the formula:

                                 E' = E x M - F
                                          -----
                                            M

         where:

         E' = the adjusted Exercise Price.

         E = the current Exercise Price.

         M = the current market price per share of Class B Stock on the record date mentioned below.

         F = the fair market value on the record date of the assets, securities, rights or warrants to be distributed in respect of one share of Class B Stock as determined in good faith by the Board of Directors of Enterprises (the "Board of Directors").

         The adjustment shall be made successively whenever any such distribution is made and shall become effective immediately after the record date for the determination of stockholders entitled to receive the distribution. Subject to paragraph (p) of this Section 11, if an adjustment is made pursuant to this subsection (c) as a result of the issuance of rights or warrants and at the end of the period during which any such rights or warrants are exercisable, not all such rights or warrants shall have been exercised, the Exercise Price (and any subsequent adjustments thereto) shall be immediately readjusted as if "F" in the above formula was the fair market value on the record date of the assets, securities, rights or warrants actually distributed upon exercise of such rights or warrants divided by the number of shares of Common Stock outstanding on the record date.

         This Section 11(c) does not apply to, and no adjustment shall be made whatsoever for, cash dividends or cash distributions paid out of consolidated current or retained earnings as shown on the books of Enterprises prepared in accordance with generally accepted accounting principles. Also, this Section 11(c) does not apply to, and no adjustment shall be made pursuant to this
Section 11(c) with respect to, rights, options or warrants referred to in
Section 11(b) or for which adjustments are made under any provision of this
Section 11 other than Section 11(q).

                  (d) Adjustment for Common Stock Issue. If Enterprises issues shares of Common Stock for a consideration per share less than the Fair Value per share on the date Enterprises fixes the offering price of such additional shares, the Exercise Price shall be adjusted in accordance with the formula:

                                              P
                                              -
                                 E' = E x O + M
                                          -----
                                            A

         where:

         E' = the adjusted Exercise Price.

         E = the then current Exercise Price.

         O = the number of shares outstanding immediately prior to the issuance of such additional shares.

         P = the aggregate consideration received for the issuance of such additional shares.

         M = the Fair Value per share on the date of issuance of such additional shares.

         A = the number of shares issued and outstanding immediately after the issuance of such additional shares.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         This subsection (d) does not apply to and no adjustment shall be made pursuant to this subsection (d) with respect to:

         (1) any of the transactions described in subsections (b) and (c) of this Section 11 or for which adjustments are made under any provision of this
Section 11 other than Section 11(q),

         (2) the exercise of Warrants, or the conversion or exchange of other securities convertible or exchangeable for Common Stock,

         (3)      Common Stock issued in a bona fide public offering

         (4) Common Stock issued upon the exercise of rights or warrants issued to the holders of Common Stock, or

         (5) Common Stock issued to shareholders of any Person which merges into Enterprises in proportion to their stock holdings of such Person immediately prior to such merger, upon such merger.

                  (e) Adjustment for Convertible Securities Issue. If Enterprises issues any securities convertible into or exchangeable for Common Stock (other than securities issued in transactions described in subsections
(a), (b), (c) or (d) of this Section 11) for a consideration per share of Common Stock initially deliverable upon conversion or exchange of such securities less than the Fair Value per share on the date of issuance of such securities, the Exercise Price shall be adjusted in accordance with this formula:

                                              P
                                              -
                                 E' = E x O + M
                                          -----
                                          O + D

         where:

         E' = the adjusted Exercise Price.

         E = the then current Exercise Price.

         O = the number of shares issued and outstanding immediately prior to the issuance of such securities.

         P = the aggregate consideration received for the issuance of such securities.

         M = the Fair Value per share on the date of issuance of such securities.

         D = the maximum number of shares deliverable upon conversion or in exchange for such securities at the initial conversion or exchange rate.

         The adjustment shall be made successively whenever any such issuance is made, and shall become effective immediately after such issuance.

         If all of the shares deliverable upon conversion or exchange of such securities have not been issued when such securities are no longer outstanding, then the Exercise Price (and any subsequent adjustment thereto) shall promptly be readjusted to the Exercise Price which would then be in effect had the adjustment upon the issuance of such securities been made on the basis of the actual number of shares of common stock issued upon conversion or exchange of such securities.

         This subsection (e) does not apply to:

         (1) convertible securities issued to shareholders of any Person which merges into Enterprises, or with a subsidiary of Enterprises, in proportion to their stock holdings of such Person immediately prior to such merger, upon such merger,

         (2) convertible securities issued in a bona fide public offering, or

         (3) convertible securities issued in a bona fide private placement through a placement agent which is a member firm of the National Association of Securities Dealers, Inc. (except to the extent that any discount from the current market price attributable to restrictions on transferability of Common Stock issuable upon conversion, as determined in good faith by the

Board of Directors of Enterprises (the "Board of Directors") and described in a resolution thereof which shall be filed with the Warrant Agent, shall exceed 20% of the then current market price).

                  (f) Consideration Received. For purposes of any computation respecting consideration received pursuant to subsections (d) and (e) of this
Section 11, the following shall apply:

         (1) in the case of the issuance of shares of Common Stock for cash, the consideration shall be the amount of such cash, provided that deductions may be made for any commissions, discounts or other expenses incurred by Enterprises for any underwriting of the issue or otherwise in connection therewith;

         (2) in the case of the issuance of shares of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash shall be deemed to be the fair market value thereof as determined in good faith by the Board of Directors (irrespective of the accounting treatment thereof), whose determination shall be conclusive, and described in a resolution thereof which shall be filed with the Warrant Agent;

         (3) in the case of the issuance of securities convertible into or exchangeable for shares, the aggregate consideration received therefor shall be deemed to be the consideration received by Enterprises for the issuance of such securities plus the additional consideration, if any, to be received by Enterprises upon the conversion or exchange thereof (the consideration in each case to be determined in the same manner as provided in clauses (1) and (2) of this subsection); and

         (4) in the case of the issuance of shares of Common Stock pursuant to rights, options or warrants which rights, options or warrants were originally issued together with one or more other securities as part of a unit, the consideration shall be deemed to be (i) the fair value of such rights, options or warrants at the time of issuance thereof as determined in good faith by the Board of Directors whose determination shall be conclusive and described in a resolution thereof which shall be filed with the Warrant Agent plus (ii) the additional consideration, if any, to be received by Enterprises upon the exercise, conversion or exchange thereof (as determined in the same manner as provided in clause (1) and (2) of this subsection).

                  (g) Fair Value. In Sections 11(b), (c), (d) and (e) hereof, the "Fair Value" per security at any date of determination shall be (1) in connection with a sale by Enterprises to a party that is not an Affiliate (as defined below) of Enterprises in an arm's-length transaction (a "Non-Affiliate Sale"), the price per security at which such security is sold and (2) in connection with any sale by Enterprises to an Affiliate of Enterprises, (a) the last price per security at which such security was sold in a Non-Affiliate Sale within the three-month period preceding such date of determination or (b) if clause (a) is not applicable, the fair market value of such security determined in good faith by a nationally recognized investment banking, appraisal or valuation firm, which is not an Affiliate of Enterprises, in each case, taking into account, among all other factors deemed relevant by such investment banking, appraisal or valuation firm, the trading price and volume of such security on any national securities exchange or automated quotation system on which such security is traded. Notwithstanding the foregoing, any sale to the Initial

Purchasers (or any successor thereto) pursuant to an underwritten public offering registered under the Securities Act shall be deemed to be and treated as a Non-Affiliate Sale.

         For purposes of this Section 11(g), "Affiliate" of any specified Person means (A) any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person and (B) any director, officer or employee of such specified Person. For purposes of this definition "control" (including, with correlative meanings, the terms "controlling," "controlled by" and "under common control with") as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

                  (h) When De Minimis Adjustment May Be Deferred. No adjustment in the Exercise Price need be made unless the adjustment would require an increase or decrease of at least 1% in the Exercise Price. Any adjustments that are not made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section 11 shall be made to the nearest 1/1000th of a cent or to the nearest 1/l000th of a share, as the case may be.

                  (i) No Dilution of Impairment. Enterprises will not, by amendment of its articles of incorporation or through any consolidation, merger, reorganization, transfer of assets, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of the Warrants, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holders of the Warrants against dilution or other impairment. Without limiting the generality of the foregoing, Enterprises (1) will take all such action as may be necessary or appropriate in order that Enterprises may validly and legally issue fully paid and nonassessable shares of Common Stock on the exercise of the Warrants from time to time outstanding and (2) will not take any action which results in any adjustment of the Exercise Price if the total number of Warrant Shares issuable after the action upon the exercise of all of the Warrants would exceed the total number of shares of Common Stock then authorized by Enterprises' certificate of incorporation and available for the purpose of issue upon such exercise. A consolidation, merger, reorganization or transfer of assets involving Enterprises covered by Section 11(m) shall not be prohibited by or require any adjustment under this Section 11(i).

                  (j) Notice of Adjustment. Whenever the Exercise Price is adjusted, Enterprises shall provide the notices required by Section 14 hereof.

                  (k) Voluntary Reduction. Enterprises from time to time may reduce the Exercise Price by any amount for any period of time, if the period is at least 20 days and if the reduction is irrevocable during the period. Whenever the Exercise Price is reduced, Enterprises shall mail to the Warrant Agent and the Warrant holders a notice of the reduction. Enterprises shall mail the notice at least 15 days before the date the reduced Exercise Price takes effect. The notice shall state the reduced Exercise Price and the period in which it will be in effect. A reduction of the Exercise Price does not change or adjust the Exercise Price otherwise in effect for purposes of Sections 11(a), (b), (c),
(d), (e) and (g) hereof.

                  (1) Notice of Certain Transactions. If (i) Enterprises takes any action that would require an adjustment in the Exercise Price pursuant to this Section 11, (ii) Enterprises takes any action that would require a supplemental Warrant Agreement pursuant to Section 11(m) hereof or (iii) there is a liquidation or dissolution of Enterprises, then Enterprises shall mail to the Warrant Agent and the Warrant holders a notice stating the proposed record date (if any) for a dividend or distribution or the proposed effective date of a subdivision, combination, reclassification, consolidation, merger, transfer, lease, liquidation or dissolution. Enterprises shall mail the notice at least 15 days before such date. Failure to mail the notice or any defect in it shall not affect the validity or proposed timing of the transaction.

                  (m) Reorganization of Enterprises. If Enterprises consolidates or merges with or into, or transfers or leases all or substantially all its assets to, any Person, upon consummation of such transaction the Warrants shall automatically become exercisable for the kind and amount of securities, cash or other assets which the holder of a Warrant would have owned immediately after the consolidation, merger, transfer or lease if the holder had exercised the Warrant immediately before the effective date of the transaction. Concurrently with the consummation of such transaction, the corporation formed by or surviving any such consolidation or merger if other than Enterprises, or the Person to which such sale or conveyance shall have been made, shall enter into a supplemental Warrant Agreement so providing and further providing for adjustments which shall be as nearly equivalent as may be practical to the adjustments provided for in this Section 11(m). The successor company shall mail to Warrant holders a notice describing the supplemental Warrant Agreement. If the issuer of securities deliverable upon exercise of Warrants under the supplemental Warrant Agreement is an affiliate of the formed, surviving, transferee or lessee corporation, that issuer shall join in the supplemental Warrant Agreement.

                  (n) When No Adjustment Required. No adjustment need be made for a transaction referred to in this Section 11 hereof, if Warrant holders are to participate in the transaction on a basis (and with notice) that the Board of Directors determines to be fair and appropriate in light of the basis (and notice) on which holders of Common Stock participate in the transaction. No adjustment need be made for (i) rights to purchase Common Stock pursuant to an Enterprises plan for reinvestment of dividends or interest or (ii) a change in the par value or no par value of the Common Stock. To the extent the Warrants become convertible into cash, no adjustment need be made thereafter as to the cash. Interest will not accrue on any cash amounts relating to adjustments hereunder.

                  (o) Warrant Agent's Disclaimer. The Warrant Agent has no duty to determine when an adjustment under this Section 11 should be made, how it should be made or what it should be. The Warrant Agent has no duty to determine whether any provisions of a supplemental Warrant Agreement under Section 11(m) hereof are correct. The Warrant Agent makes no representation as to the validity or value of any securities or assets issued upon exercise of Warrants. The Warrant Agent shall not be responsible for Enterprises' failure to comply with this Section 11 or any of Enterprises' other obligations hereunder.

                  (p) When Issuance or Payment May Be Deferred. In any case in which this Section 11 shall require that an adjustment in the Exercise Price be made effective as of a record date for a specified event, Enterprises may elect to defer until the final adjustment or readjustment required in connection with the occurrence of such event is able to be made (i) issuing to the holder of any Warrant exercised after such record date the Warrant Shares and other capital stock of Enterprises, if any, issuable upon such exercise over and above the Warrant Shares and other capital stock of Enterprises, if any, issuable upon such exercise on the basis of the Exercise Price immediately before adjustment is made for the specified event and (ii) paying to such holder any amount in cash in lieu of a fractional share pursuant to Section 13 hereof; provided that Enterprises shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional Warrant Shares, other capital stock and cash upon the occurrence of the event requiring such adjustment, subject to the following sentence. Upon the final adjustment or readjustment required in connection with the occurrence of the event referred to in the previous sentence, Enterprises shall be required to deliver to a holder of Warrants exercised after such date only such cash or number of Warrant Shares or capital stock of Enterprises issuable based upon the Exercise Price determined as of the time of such final adjustment or readjustment.

                  (q) Adjustment in Number of Shares. Upon each adjustment of the Exercise Price pursuant to this Section 11 (including any readjustment), each Warrant outstanding prior to the making of the adjustment in the Exercise Price shall thereafter evidence the right to receive upon payment of the adjusted Exercise Price that number of shares of Common Stock (calculated to the nearest hundredth) obtained from the following formula:

                                    N' = N x E
                                            --
                                            E'
         where:

         N' = the adjusted number of Warrant Shares issuable upon exercise of a Warrant by payment of the adjusted Exercise Price.

         N = the number or Warrant Shares previously issuable upon exercise of a Warrant by payment of the Exercise Price prior to adjustment.

         E'     =    the adjusted Exercise Price.

         E = the Exercise Price prior to adjustment.

                  (r) Form of Warrants. In respect of any adjustments in the Exercise Price or the number or kind of shares purchasable upon the exercise of the Warrants, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the Warrants initially issuable pursuant to this Agreement.

                  (s) No Duplicative Adjustments. Other than pursuant to Section 11(q) hereof, no adjustment shall be made under any provision of this Agreement for an issuance of securities by Enterprises for which an adjustment is made under any other provision of this Agreement. Furthermore, notwithstanding anything to the contrary herein, if an adjustment is made under this Section 11 upon the issuance by Enterprises of any rights, options, warrants or any other securities convertible into or exchangeable into Common Stock, no further adjustment shall be made hereunder upon the exercise, conversion or exchange of such securities and the issuance of Common Stock therefrom.

         SECTION 12. Holdings Anti-Dilution. In addition to any adjustment to the Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants pursuant to Section 11 hereof, if any event of the type described in
Section 11 hereof occurs with respect to the outstanding common membership interests of Holdings, Enterprises' common membership interest in Holdings shall be adjusted and the number of Warrant Shares issuable upon exercise of the Warrants shall be adjusted (without duplication), in each case, so that the holders of the Warrants shall thereafter, in the aggregate, have the same indirect ownership of the common membership interests of Holdings after the occurrence of such event that such Holders, in the aggregate, had immediately before the occurrence of such event; provided that any such adjustment shall be subject to readjustment and to the limitations and restrictions of the types set forth in Section 11 hereof.

         SECTION 13. Fractional Interests. Notwithstanding any adjustment required pursuant to this Agreement, Enterprises shall not be required to issue fractional Warrant Shares on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full Warrant Shares which shall be issuable upon the exercise thereof shall be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of the Warrants so presented. If any fraction of a Warrants (or specified portion thereof), Enterprises shall pay an amount in cash equal to the Fair Value per Warrant Share, as determined on the day immediately preceding the date the Warrant is presented for exercise, multiplied by such fraction, computed to the nearest whole U.S. cent.

         SECTION 14. Notices to Warrant Holders and the Warrant Agent. (a) Upon any adjustment of the Exercise Price pursuant to Section 11 hereof, Enterprises shall, as soon as reasonably practicable, thereafter (i) cause to be filed with the Warrant Agent a certificate of a firm of independent public accountants of recognized standing selected by the Board of Directors (who may be the regular auditors of Enterprises) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Warrant Shares (or portion thereof) issuable after such adjustment in the Exercise Price upon exercise of a Warrant and payment of the adjusted Exercise Price, which certificate shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) cause to be given to each such registered holders of Warrants at the address appearing on the Warrant register for each such registered holder written notice of such adjustments by first-class mail, postage prepaid. Where appropriate, such notice may be given in advance and included as a part of the notice required to be mailed under the other provisions of this Section 14.

      (b) In case:

         (i) Enterprises shall authorize the issuance to all holders of shares of Class B Stock of rights, options or warrants to subscribe for or purchase shares of Class B Stock or of any other subscription rights or warrants;

         (ii) Enterprises shall authorize the distribution to all holders of shares of Class B Stock of evidences of its indebtedness or assets (other than issuances of securities of Enterprises by Enterprises and other than cash dividends or cash distributions payable out of consolidated earnings or earned surplus or dividends payable in shares of Class B Stock or distributions referred to in Section 11(a) hereof);

         (iii) of any consolidation or merger to which Enterprises is a party and for which approval of any stockholders of Enterprises is required, or of the conveyance or transfer of the properties and assets of Enterprises substantially as an entirety, or of any reclassification or change of Class B Stock issuable upon exercise of the Warrants (other than a change in par value, or from par value to no par value, or from no par value to par value, or as a result of a subdivision or combination), or a tender offer or exchange offer for shares of Class B Stock;

         (iv) of the voluntary or involuntary dissolution, liquidation or winding up of Enterprises;

         (v) a Change of Control occurs; or (vi) Enterprises proposes to take any action which would require an adjustment of the Exercise Price pursuant to
Section 11 hereof;

then Enterprises shall cause to be filed with the Warrant Agent and shall cause to be given to each of the registered holders of Warrants at his address appearing on the Warrant register, at least 20 days (or 10 days in any case specified in clauses (i) or (ii) above) or, if not reasonably practicable, as soon as reasonably practicable thereafter, prior to the applicable record date hereinafter specified, or promptly in the case of events for which there is no record date, by first-class mail, postage prepaid, a written notice stating (x) the date as of which the holders of record of shares of Class B Stock to be entitled to receive any such rights, options, warrants or distribution are to be determined, (y) the initial expiration date set forth in any tender offer or exchange offer for shares of Class B Stock or (z) the date on which any such consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up is expected to become effective or consummated, and the date as of which it is expected that holders of record of shares of Class B Stock shall be entitled to exchange such shares for securities or other property, if any, deliverable upon such reclassification, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up. The failure to give the notice required by this Section 14 or any defect therein shall not affect the legality or validity of any distribution, right, option, warrant, consolidation, merger, conveyance, transfer, dissolution, liquidation or winding up, or the vote upon any action.

                  (c) Nothing contained in this Agreement or in any of the Warrant Certificates shall be construed as conferring upon the holders of Warrants the right to vote or to consent or to receive notice as stockholders in respect of the meetings of stockholders or the election of directors of Enterprises or any other matter, or any rights whatsoever as stockholders of Enterprises.

         SECTION 15. Merger, Consolidation or Change of Name of Warrant Agent. Any corporation into which the Warrant Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Warrant Agent shall be a party, or any corporation succeeding to the corporate trust business of the Warrant Agent, shall be the successor to the Warrant Agent hereunder without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor warrant agent under the provisions of Section 17 hereof. In case at the time such successor to the Warrant Agent shall succeed to the agency created by this Agreement, and in case at that time any of the Warrant Certificates shall have been countersigned but not delivered, any such successor to the Warrant Agent may adopt the countersignature of the original Warrant Agent; and in case at that time any of the Warrant Certificates shall not have been countersigned, any successor to the Warrant Agent may countersign such Warrant Certificates either in the name of the predecessor Warrant Agent or in the name of the successor to the Warrant Agent; and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         In case at any time the name of the Warrant Agent shall be changed and at such time any of the Warrant Certificates shall have been countersigned but not delivered, the Warrant Agent whose name has been changed may adopt the countersignature under its prior name, and in case at that time any of the Warrant Certificates shall not have been countersigned, the Warrant Agent may countersign such Warrant Certificates either in its prior name or in its changed name, and in all such cases such Warrant Certificates shall have the full force and effect provided in the Warrant Certificates and in this Agreement.

         SECTION 16. Warrant Agent. The Warrant Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, by all of which Enterprises and the holders of Warrants, by their acceptance thereof, shall be bound:

                  (a) The statements contained herein and in the Warrant Certificates shall be taken as statements of Enterprises and the Warrant Agent assumes no responsibility for the correctness of any of the same except as such describe the Warrant Agent or action taken or to be taken by it. The Warrant Agent assumes no responsibility with respect to the distribution of the Warrant Certificates except as herein otherwise expressly provided.

                  (b) The Warrant Agent shall not be responsible for any failure of Enterprises to comply with any of the covenants or obligations contained in this Agreement or in the Warrant Certificates to be complied with by Enterprises.

                  (c) The Warrant Agent may consult at any time with counsel satisfactory to it (who may be counsel for Enterprises) and the Warrant Agent shall incur no liability or responsibility to Enterprises or to any holder of any Warrant Certificate in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with the opinion or the advice of such counsel.

                  (d) The Warrant Agent in absence of good faith shall incur no liability or responsibility to Enterprises or to any holder of any Warrant Certificate for any action taken in reliance on any Warrant Certificate, certificate of shares, notice, resolution, waiver, consent, order, opinion, certificate, or other paper, document or instrument believed by it to be genuine and to have been signed, sent or presented by the proper party or parties. The Warrant Agent shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its powers and shall not be liable for any error of judgment made in good faith by one of its officers unless the Warrant Agent is held to have been negligent.

                  (e) Enterprises agrees to pay to the Warrant Agent reasonable compensation for all services rendered by the Warrant Agent in the execution and performance of this Agreement, to reimburse the Warrant Agent for all expenses (including the fees and expenses of its counsel), taxes and governmental charges and other charges of any kind and nature incurred by the Warrant Agent in the execution of this Agreement and to indemnify and hold harmless the Warrant Agent. Enterprises shall indemnify the Warrant Agent against any and all losses, liabilities or expenses incurred by it arising out of or in connection with the acceptance or administration of its duties under this Warrant Agreement, including the costs and expenses of enforcing this Warrant Agreement against Enterprises (including this Section 16) and defending itself against any claim (whether asserted by Enterprises or any holder or any other Person) or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence or bad faith. The Warrant Agent shall notify Enterprises promptly of any claim for which it may seek indemnity. Failure by the Warrant Agent to so notify Enterprises shall not relieve Enterprises of its obligations hereunder. Enterprises shall defend the claim and the Warrant Agent shall cooperate in the defense. The Warrant Agent may have separate counsel and Enterprises shall pay the reasonable fees and expenses of such counsel. Enterprises need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

                  (f) The Warrant Agent shall be under no obligation to institute any action, suit or legal proceeding or to take any other action likely to involve expense unless Enterprises or one or more registered holders of Warrants shall furnish the Warrant Agent with reasonable security and indemnity for any costs and expenses which may be incurred, but this provision shall not affect the power of the Warrant Agent to take such action as it may consider proper, whether with or without any such security or indemnity. All rights of action under this Agreement or under any of the Warrants may be enforced by the Warrant Agent without the possession of any of the Warrant Certificates or the production thereof at any trial or other proceeding relative thereto, and any such action, suit or proceeding instituted by the Warrant Agent shall be brought in its name as Warrant Agent and any recovery of judgment shall be for the ratable benefit of the registered holders of the Warrants, as their respective rights or interests may appear.

                  (g) The Warrant Agent, and any stockholder, director, officer or employee of it, may buy, sell or deal in any of the Warrants or other securities of Enterprises or become pecuniarily interested in any transaction in which Enterprises may be interested, or contract with or lend money to Enterprises or otherwise act as fully and freely as though it were not Warrant Agent or stockholder, director, officer or employee under this Agreement. Nothing herein shall preclude the Warrant Agent from acting in any other capacity for Enterprises or for any other legal entity.

                  (h) The Warrant Agent shall act hereunder solely as agent for Enterprises, and its duties shall be determined solely by the provisions hereof. The Warrant Agent shall not be liable for anything which it may do or refrain from doing in connection with this Agreement except for its own negligence or bad faith.

                  (i) The Warrant Agent shall not at any time be under any duty or responsibility to any holder of any Warrant Certificate to make or cause to be made any adjustment of the Exercise Price or number of the Warrant Shares or other securities or property deliverable as provided in this Agreement, or to determine whether any facts exist which may require any of such adjustments, or with respect to the nature or extent of any such adjustments, when made, or with respect to the method employed in making the same. The Warrant Agent shall not be accountable with respect to the validity or value or the kind or amount of any Warrant Certificates or Warrant Shares or of any securities or property which may at any time be issued or delivered upon the exercise of any Warrant or with respect to whether any such Warrant Shares or other securities will when issued be validly issued and fully paid and nonassessable, and makes no representation with respect thereto.

                  (j) The duties of the Warrant Agent shall be determined solely by the express provisions of this Warrant Agreement and the Warrant Agent need perform only those duties that are specifically set forth in this Warrant Agreement and no others, and no implied covenants or obligations shall be read into this Warrant Agreement against the Warrant Agent. In the absence of bad faith on its part, the Warrant Agent may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Warrant Agent and conforming to the requirements of this Warrant Agreement. However, the Warrant Agent shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Warrant Agreement.

                  (k) Unless otherwise specifically provided in this Warrant Agreement, any demand, request, direction or notice from Enterprises shall be sufficient if signed by an officer of Enterprises.

         SECTION 17. Resignation and Removal of Warrant Agent. No resignation or removal of the Warrant Agent and no appointment of a successor warrant agent shall become effective until the acceptance of appointment by the successor warrant agent as provided herein. The Warrant Agent may resign its duties and be discharged from all further duties and liability hereunder (except liability arising as a result of the Warrant Agent's own negligence or willful misconduct) after giving written notice to Enterprises. Enterprises or the holders of a majority of the unexercised Warrants may remove the Warrant Agent upon written notice, and the Warrant Agent shall thereupon in like manner be discharged from all further duties and liabilities hereunder, except as aforesaid. The Warrant Agent shall, at Enterprises' expense, cause to be mailed (by first class mail, postage prepaid) to each holder of a Warrant at his last address as shown on the register of Enterprises maintained by the Warrant Agent a copy of said notice of resignation or notice of removal, as the case may be. Upon such resignation or removal, Enterprises shall appoint in writing a new warrant agent. If Enterprises shall fail to make such appointment within a period of 30 days after it has been notified in writing of such resignation by the resigning Warrant Agent or after such removal, then the resigning Warrant Agent or the holder of any Warrant may apply to any court of competent jurisdiction for the appointment of a new warrant agent. Any new warrant agent, whether appointed by Enterprises or by such a court, shall be a corporation doing business under the laws of the United States or any state thereof, in good standing and having a combined capital and surplus of not less than $50,000,000. The combined capital and surplus of any such new warrant agent shall be deemed to be the combined capital and surplus as set forth in the most recent annual report of its condition published by such warrant agent prior to its appointment, provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new warrant agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Warrant Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of Enterprises and shall be legally and validly executed and delivered by the resigning or removed Warrant Agent. Not later than the effective date of any such appointment, Enterprises shall give notice thereof to the resigning or removed Warrant Agent. Failure to give any notice provided for in this Section 17, however, or any defect therein, shall not affect the legality or validity of the resignation of the Warrant Agent or the appointment of a new warrant agent, as the case may be.

         SECTION 18. Registration. The Initial Purchasers and each subsequent holder of Warrants shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act, and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. The Initial Purchaser and each subsequent holder of Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement, dated as of the date hereof, by and between Enterprises and the Initial Purchasers (the "Warrant Registration Rights Agreement").

         SECTION 19. Reports. (a) Whether or not required by the rules and regulations of the Securities and Exchange Commission (the "Commission"), for so long as any Warrants remain outstanding, Enterprises shall file with the Commission (unless the Commission will not accept such a filing (i) all quarterly and annual financial information that would be required to be contained in a filing with the Commission on Forms 10-Q and 10-K if Enterprises were required to file such forms, including a "Management's Discussion and Analysis of Financial Condition and Results of Operations" and, with respect to the annual information only, a report thereon by Enterprises' certified independent accountants, (ii) all reports that would be required to be filed with the Commission on Form 8-K if Enterprises were required to file such reports and (iii) any other information, documents and other reports which Enterprises would be required to file with the Commission if it were subject to Section 13 or 15(d) of the Exchange Act. In addition, whether or not required by the rules and regulations of the Commission, Enterprises shall make such information available to securities analysts and prospective investors upon request. Furthermore, for so long as any of the Warrants remain outstanding, Enterprises shall make available to any prospective purchaser of the Warrants, the information required by Rule 144A(d)(4) under the Securities Act. Any such request should be directed to Jack Sommer, President of Enterprises, c/o Aladdin Gaming, LLC, P.O. Box 94827, Las Vegas, Nevada 89193, telephone (702) 736-7114; facsimile: (702) 736-7107.

                  (b) Enterprises shall provide the Warrant Agent with a sufficient number of copies of all such reports that the Warrant Agent may be required to deliver to the holders of the Warrants under this Section 19. The Warrant Agent shall have no responsibilities with respect to any such reports, except to distribute them to holders if required pursuant to this Section 19.

         SECTION 20. Notices to Enterprises and Warrant Agent. Any notice or demand authorized by this Agreement to be given or made by the Warrant Agent or by the registered holder of any Warrant to or on Enterprises shall be sufficiently given or made when and if deposited in the mail, first class or registered, postage prepaid, addressed (until another address is filed in writing by Enterprises with the Warrant Agent) as follows:

         Aladdin Gaming Enterprises, Inc.
         c/o Aladdin Gaming, LLC

         P.O. Box 94827
         Las Vegas, Nevada 89193
         Attn: Richard J. Goeglein

         With a copy (which shall not constitute notice) to:

         Skadden, Arps, Slate, Meagher & Flom LLP
         919 Third Avenue

         New York, NY 10022
         Attn:  Wallace L. Schwartz, Esq.

         In case Enterprises shall fail to maintain such office or agency or shall fail to give such notice of the location or of any change in the location thereof, presentations may be made and notices and demands may be served at the principal office of the Warrant Agent.

         Any notice pursuant to this Agreement to be given by Enterprises or by the registered holder(s) of any Warrant to the Warrant Agent shall be sufficiently given when and if deposited in the mail, first-class or registered, postage prepaid, addressed (until another address is filed in writing by the Warrant Agent with Enterprises) to the Warrant Agent as follows:

         State Street Bank and Trust Company
         Two International Place

         Boston, MA 02110
         Attn:  Corporate Trust Division

         SECTION 21. Supplements and Amendments. Enterprises and the Warrant Agent may from time to time supplement or amend this Agreement without the approval of any holders of Warrants in order to cure any ambiguity or to correct or supplement any provision contained herein which may be defective or inconsistent with any other provision herein, or to make any other changes in regard to matters or questions arising hereunder which Enterprises and the Warrant Agent may deem necessary or desirable and which shall not in any way materially and adversely affect the interests of the holders of Warrants. Any amendment or supplement to this Agreement that has a material adverse effect on the interests of the holders of Warrants shall require the written consent of the holders of a majority of the then outstanding Warrants (excluding Warrants held by Enterprises or any of its affiliates). The consent of each holder of Warrants affected shall be required for any amendment pursuant to which the Exercise Price would be increased or the number of Warrant Shares purchasable upon exercise of Warrants would be decreased (other than pursuant to adjustments provided in this Agreement).

         SECTION 22. Successors. All the covenants and provisions of this Agreement by or for the benefit of Enterprises or the Warrant Agent shall bind and inure to the benefit of their respective successors and assigns hereunder, whether so expressed or not.

         SECTION 23. Termination. This Agreement shall terminate at 5:00 p.m., New York City time on March 1, 2010.

         SECTION 24. GOVERNING LAW. THIS AGREEMENT AND EACH WARRANT CERTIFICATE ISSUED HEREUNDER SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF SAID STATE, WITHOUT REGARD TO THE CONFLICT OF LAW RULES THEREOF.

         SECTION 25. Benefits of This Agreement. (a) Nothing in this Agreement shall be construed to give to any Person or corporation other than Enterprises, the Warrant Agent and the registered holders of Warrants any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of Enterprises, the Warrant Agent and the registered holders of Warrants.

                  (b) All rights of action in respect of this Agreement are vested in the holders of the Warrants Certificates, and any holder of any Warrant Certificates, without the consent of the Warrant Agent or the holder of any other Warrant Certificates, may, on such holder's own behalf and for such holder's own benefit, enforce, and may institute and maintain any suit, action or proceeding against Enterprises suitable to enforce, or otherwise in respect of, such holder's rights hereunder, including the right to exercise, exchange or surrender for purchase such holder's Warrants in the manner provided in this Agreement.

         SECTION 26. Counterparts. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

[Signature Page Follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed, as of the day and year first above written.


                                           ALADDIN GAMING ENTERPRISES, INC.

                                           By: /s/ Jack Sommer
                                              ----------------------------
                                           Name:  Jack Sommer
                                           Title: President

                                           STATE STREET BANK AND TRUST COMPANY,

                                                 as Warrant Agent

                                           By:  /s/ Ruth A. Smith
                                              ----------------------------
                                           Name:  Ruth A. Smith
                                           Title: Vice President

                                                                       EXHIBIT A

                               [FORM OF WARRANT]
                         [Face of Warrant Certificate]

                              WARRANT CERTIFICATE

                        ALADDIN GAMING ENTERPRISES, INC.

No. [      ]                                               [          ] Warrants

                                                  CUSIP Number [               ]

                  This Warrant Certificate certifies that [    ], or registered
assigns, is the registered holder of ________________ (_______) warrants (the "Warrants") to purchase shares of Class B non-voting common stock, no par value (the "Class B Stock"), of ALADDIN GAMING ENTERPRISES, INC., a Nevada corporation ("Enterprises"). Each Warrant entitles the holder upon exercise to receive from Enterprises commencing on the Warrant Exercise Commencement Date (as defined in the Warrant Agreement (as defined below)) until 5:00 p.m. New York City Time on March 1, 2010, the number of fully paid and nonassessable Warrant Shares as set forth in the Warrant Agreement, subject to adjustment as set forth in Section 11 of the Warrant Agreement, at the initial exercise price (the "Exercise Price") of $.001 per share payable pursuant to the provisions of Section 6 of the Warrant Agreement upon surrender of this Warrant Certificate and payment of the Exercise Price at the office or agency of the Warrant Agent, but only subject to the conditions set forth herein and in the Warrant Agreement referred to on the reverse hereof. The Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants are subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement. Subject to the provisions of the Warrant Agreement, no Warrant may be exercised after 5:00 p.m., New York City Time on March 1, 2010, and to the extent not exercised by such time such Warrants shall become void. Reference is hereby made to the further provisions of this Warrant Certificate set forth on the reverse hereof and such further provisions shall for all purposes have the same effect as though fully set forth at this place. This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement. This Warrant Certificate shall be governed and construed in accordance with the internal laws of the State of New York.

         Reference is hereby made to the further provisions on the reverse hereof which provisions shall for all purposes have the same effect as though fully set forth at this place.

         Terms used and not otherwise defined in this Warrant Certificate shall have the meanings given them in the Warrant Agreement.

         This Warrant Certificate shall not be valid unless countersigned by the Warrant Agent, as such term is used in the Warrant Agreement.

         This Warrant Certificate shall be governed by and construed in accordance with the internal laws of the State of New York.

         IN WITNESS WHEREOF, Aladdin Gaming Enterprises, Inc. has caused this Warrant Certificate to be signed by its authorized officers and may cause its corporate seal to be affixed hereunto or imprinted hereon.

Dated:__________________

                                                ALADDIN GAMING ENTERPRISES, INC.

                                                By:_____________________________
                                                Name:
                                                Title:

                                                By:_____________________________
                                                Name:
                                                Title:

Countersigned:

STATE STREET BANK AND TRUST COMPANY,

         as Warrant Agent

By:________________________________

       Authorized Signatory

                               [FORM OF WARRANT]
                        [Reverse of Warrant Certificate]

                  [Unless and until it is exchanged in whole or in part for Warrants in certificated form, this Warrant may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]1

                  THE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION AS SET FORTH BELOW. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT
         (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT ("RULE 144A")), (B) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) OR (C) IT IS A NON-U.S. PERSON AS DEFINED IN RULE 904 UNDER THE SECURITIES ACT (2) AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY PRIOR TO THE DATE WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH ENTERPRISES OR ANY AFFILIATE OF ENTERPRISES WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF THIS SECURITY) ONLY (A) TO ENTERPRISES,
         (B) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, (C) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A INSIDE THE UNITED STATES, TO A PERSON IT REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHOM NOTICE IS GIVEN



_________________
1        This paragraph is to be included only if the Warrant is in global form.

         THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (D) PURSUANT TO OFFERS AND SALES TO NON-U.S. PERSONS THAT OCCUR OUTSIDE THE UNITED STATES WITHIN THE MEANING OF REGULATION S UNDER THE SECURITIES ACT, (E) INSIDE THE UNITED STATES TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT IS ACQUIRING THE SECURITIES FOR ITS OWN ACCOUNT, OR FOR THE ACCOUNT OF SUCH AN INSTITUTIONAL ACCREDITED INVESTOR, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO, OR FOR OFFER OR SALE IN CONNECTION WITH, ANY DISTRIBUTION IN VIOLATION OF THE SECURITIES ACT OR (F) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO THE ENTERPRISES' AND THE WARRANT AGENT'S RIGHTS PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER (I) PURSUANT TO CLAUSES (D), (E) OR (F) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND (II) IN EACH OF THE FOREGOING CASES, TO REQUIRE THAT A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE WARRANT AGENT.

                  [THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY FROM THE NOTES ORIGINALLY SOLD AS A UNIT WITH THE WARRANTS UNTIL THE EARLIEST OF (I) SEPTEMBER 1, 1998, (II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTRATION STATEMENT WITH RESPECT TO THE WARRANTS AND THE WARRANT SHARES IS FILED WITH THE COMMISSION UNDER THE SECURITIES ACT (III) THE OCCURRENCE OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) OR A SALE OR RECAPITALIZATION OF ENTERPRISES, ALADDIN GAMING HOLDINGS, LLC OR THE ALADDIN GAMING, LLC OCCURS, (IV) 30 DAYS AFTER A QUALIFIED PUBLIC OFFERING (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) OCCURS, (V) THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) OR (VI) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH & CO. IN ITS SOLE DISCRETION. PRIOR TO SUCH DATE, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY WITH THE SIMULTANEOUS TRANSFER TO THE TRANSFEREE OF $1,000 PRINCIPAL AMOUNT OF NOTES FOR EACH WARRANT SO TRANSFERRED.]

         The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants expiring March 1, 2010 entitling the holder on exercise to receive shares of Class B Stock, and are issued or to be issued pursuant to a Warrant Agreement dated as of February 26, 1998 (the "Warrant Agreement"), duly executed and delivered by Enterprises to State Street

Bank and Trust Company, as warrant agent (the " Warrant Agent"), which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, Enterprises and the holders (the words "holders" or "holder" meaning the registered holders or registered holder) of the Warrants. A copy of the Warrant Agreement may be obtained by the holder hereof upon written request to Enterprises.

         Warrants may be exercised at any time on or after the Warrant Exercise Commencement Date and on or before March 1, 2010; provided that holders shall be able to exercise their Warrants only if a registration statement relating to the Warrant Shares is then in effect, or the exercise of such Warrants is exempt from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), and such securities are qualified for sale or exempt from qualification under the applicable securities laws of the states in which the various holders of the Warrants or other Persons to whom it is proposed that the Warrant Shares be issued on exercise of the Warrants reside. In order to exercise all or any of the Warrants represented by this Warrant Certificate, (i) in the case of Definitive Warrants, the holder must surrender for exercise this Warrant Certificate to the Warrant Agent at its corporate trust office set forth in Section 20 of the Warrant Agreement, (ii) in the case of a book-entry interest in a Global Warrant, the exercising Agent Member whose name appears on a securities position listing of the Depositary as the holder of such book-entry interest must comply with the Depositary's procedures relating to the exercise of such book-entry interest in such Global Warrant and (iii) in the case of both Global Warrants and Definitive Warrants, the holder thereof or the Agent Member, as applicable, must deliver to the Warrant Agent the form of election to purchase on the reverse hereof duly filled in and signed, which signature shall be medallion guaranteed by an institution which is a member of a Securities Transfer Association recognized signature guarantee program, and upon payment to the Warrant Agent for the account of Enterprises of the Exercise Price, as adjusted as provided in the Warrant Agreement, for the number of Warrant Shares in respect of which such Warrants are then exercised. No adjustment shall be made for any dividends on any Class B Stock issuable upon exercise of this Warrant.

         The Warrant Agreement provides that upon the occurrence of certain events the Exercise Price set forth on the face hereof may, subject to certain conditions, be adjusted. If the Exercise Price is adjusted, the Warrant Agreement provides that the number of shares of Class B Stock issuable upon the exercise of each Warrant shall be adjusted. No fractions of a share of Class B Stock will be issued upon the exercise of any Warrant, but Enterprises will pay the cash value thereof determined as provided in the Warrant Agreement. In addition to any adjustment to the Exercise Price and number of Warrant Shares issuable upon exercise of the Warrants pursuant to Section 11 hereof, if any event of the type described in Section 11 hereof occurs with respect to the outstanding common membership interests of Holdings, Enterprises' common membership interest in Holdings shall be adjusted and the number of Warrant Shares issuable upon exercise of the Warrants shall be adjusted (without duplication), in each case, so that the holders of the Warrants shall thereafter, in the aggregate, have the same indirect ownership of the common membership interests of Holdings after the occurrence of such event that such Holders, in the aggregate, had immediately before the occurrence of such event; provided that any such adjustment shall be subject to readjustment and to the limitations and restrictions of the types set forth in Section 11 hereof.

         The holders of the Warrants shall have the registration rights set forth in the Warrant Registration Rights Agreement, dated as of the date hereof, by and between Enterprises and the Initial Purchasers.

         Warrant Certificates, when surrendered at the office of the Warrant Agent by the registered holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged, in the manner and subject to the limitations provided in the Warrant Agreement, but without payment of any service charge, for another Warrant Certificate or Warrant Certificates of like tenor evidencing in the aggregate a like number of Warrants.

         Upon due presentation for registration of transfer of this Warrant Certificate at the office of the Warrant Agent a new Warrant Certificate or Warrant Certificates of like tenor and evidencing in the aggregate a like number of Warrants shall be issued to the transferee(s) in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

         Enterprises and the Warrant Agent may deem and treat the registered holder(s) thereof as the absolute owner(s) of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone), for the purpose of any exercise hereof, of any distribution to the holder(s) hereof, and for all other purposes, and neither Enterprises nor the Warrant Agent shall be affected by any notice to the contrary. Neither the Warrants nor this Warrant Certificate entitles any holder hereof to any rights of a stockholder of Enterprises.

         [FORM OF] SCHEDULE A

SCHEDULE OF EXCHANGES OF GLOBAL WARRANT

         The following exchanges of a part of this Global Warrant for an interest in another Global Warrant, or of other Restricted Global Warrants for an interest in this Global Warrant, have been made:


                                                                               Amount of
                                                                                Warrants represented by        Signature of
                   Amount of                     Amount of                     this Global                     authorized
                    decrease in                  increase in                   Warrant following               officer of
                   number of                     number of                     such decrease (or               Warrant Agent
Date of            Warrants of this              Warrants of this              increase)                       or Warrant
Exchange           Global Warrant                Global Warrant                                                Custodian


                                   [FORM OF]

                              ELECTION TO EXERCISE

                   (To be executed upon exercise of Warrants)

         The undersigned hereby irrevocably elects to exercise the right,
represented by this Warrant Certificate, to receive [      ] shares of Class
B Stock and herewith tenders payment for such shares to the order of
Enterprises in the amount of $[      ] in accordance with Section 6 of the
Warrant Agreement. The undersigned requests that a certificate for such
shares be registered in the name of [       ], whose address is [       ] and
that such shares be delivered to [      ] whose address is [      ]. If said
number of shares is less than all of the shares of Class B Stock purchasable hereunder, the undersigned requests that a new Warrant Certificate representing the remaining balance of such shares be registered in the name
of [       ], whose address is [      ], and that such Warrant Certificate be
delivered to [      ], whose address is [      ].

Date:___________

                                    -------------------------------------------
                                                   (Signature)

                                    Note:    The above signature must correspond
                                             with the name as written upon the
                                             face of this Warrant Certificate in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.

                                    -------------------------------------------
                                                (Signature Guaranteed)

                                    Note:    Signature must be guaranteed by an
                                             "eligible guarantor institution"
                                             meeting the requirements of the
                                             Warrant Agent, which requirements
                                             include membership or participation
                                             in the Securities Transfer Agents
                                             Medallion Program ("STAMP") or such
                                             other "signature guarantee program"
                                             as may be determined by the Warrant
                                             Agent in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.

         Tax Identification or

         Social Security Number:_____________________

         Address:__________________________________

[FORM OF]

ASSIGNMENT

         For value received [      ] hereby sells, assigns and transfers unto
[      ] the within Warrant Certificate, together with all right, title and
interest therein, and does hereby irrevocably constitute and appoint [      ]
attorney, to transfer said Warrant Certificate on the books of Enterprises, with full power of substitution in the premises.

Date__________________________

                                    -------------------------------------------
                                                   (Signature)

                                    Note:    The above signature must correspond
                                             with the name as written upon the
                                             face of this Warrant Certificate in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.

                                    -------------------------------------------
                                               (Signature Guaranteed)

                                    Note:    Signature must be guaranteed by an
                                             "eligible guarantor institution"
                                             meeting the requirements of the
                                             Warrant Agent, which requirements
                                             include membership or participation
                                             in the Securities Transfer Agents
                                             Medallion Program ("STAMP") or such
                                             other "signature guarantee program"
                                             as may be determined by the Warrant
                                             Agent in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.

                                                                       EXHIBIT B

         Each Certificate evidencing Warrants originally issued as part of a Unit of Notes and Warrants issued by Enterprises (and each Certificate evidencing Warrants issued on registration of transfer thereof or in exchange or substitution therefor prior to the close of business on the Separation Date (as defined)) shall bear a legend, which may be affixed by stamp or sticker, in substantially the following form:

         THE WARRANTS EVIDENCED BY THIS CERTIFICATE ARE NOT TRANSFERABLE SEPARATELY FROM THE NOTES ORIGINALLY SOLD AS A UNIT WITH THE WARRANTS UNTIL THE EARLIEST OF (I) SEPTEMBER 1, 1998, (II) THE DATE ON WHICH A REGISTRATION STATEMENT WITH RESPECT TO THE NOTES OR A REGISTRATION STATEMENT WITH RESPECT TO THE WARRANTS AND THE WARRANT SHARES IS FILED WITH THE COMMISSION UNDER THE SECURITIES ACT (III) THE OCCURRENCE OF A CHANGE OF CONTROL (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) OR A SALE OR RECAPITALIZATION OF ENTERPRISES, ALADDIN GAMING HOLDINGS, LLC OR ALADDIN GAMING, LLC OCCURS, (IV) 30 DAYS AFTER A QUALIFIED PUBLIC OFFERING (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) OCCURS, (V) THE OCCURRENCE OF AN EVENT OF DEFAULT (AS DEFINED IN THE INDENTURE RELATING TO THE NOTES) OR (VI) SUCH EARLIER DATE AS DETERMINED BY MERRILL LYNCH & CO. IN ITS SOLE DISCRETION. PRIOR TO SUCH DATE, THE WARRANTS EVIDENCED BY THIS CERTIFICATE MAY BE TRANSFERRED ONLY WITH THE SIMULTANEOUS TRANSFER TO THE TRANSFEREE OF $1,000 PRINCIPAL AMOUNT OF NOTES FOR EACH WARRANT SO TRANSFERRED.

                                                                       EXHIBIT C

                        FORM OF CERTIFICATE OF TRANSFER

Aladdin Gaming Enterprises, Inc.
3667 Las Vegas Blvd. South

Las Vegas, NV 89109
Attn:  Corporate Secretary

State Street Bank and Trust Company
Two International Place

Boston, MA 02110
Attn: Corporate Trust Division

      Re: Warrants to Purchase Class B Stock of Aladdin Gaming Enterprises, Inc.

         Reference is hereby made to the Warrant Agreement dated as of February 26, 1998 (the "Warrant Agreement"), between Aladdin Gaming Enterprises, Inc. ("Enterprises"), and State Street Bank and Trust Company, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

         [      ], (the "Transferor") owns and proposes to transfer the
Warrant[s] or interest in such Warrant[s] specified in Annex A hereto, in the
amount of [      ] Warrants or interests (the "Transfer"), to [      ] (the
"Transferee"), as further specified in Annex A hereto. In connection with the Transfer, the Transferor hereby certifies that:

         [CHECK ALL THAT APPLY]

1. / / Check if Transferee will take delivery of a beneficial interest in the 144A Global Warrant or a Definitive Warrant Pursuant to Rule 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Definitive Warrant is being transferred to a Person that the Transferor reasonably believed and believes is purchasing the beneficial interest or Definitive Warrant for its own account, or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Warrant and/or the Definitive Warrant and in the Warrant Agreement and the Securities Act.

2. / / Check if Transferee will take delivery of a beneficial interest in the Regulation S Global Warrant or a Definitive Warrant pursuant to Regulation S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby further certifies that (i) the Transfer is not being made to a Person in the United States and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903 or Rule 904 of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and
(iv) if the proposed transfer is being made prior to the expiration of the Restricted Period, the transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Definitive Note and in the Warrant Agreement and the Securities Act.

3. / / Check and complete if Transferee will take delivery of a beneficial interest in the IAI Global Warrant or a Definitive Warrant pursuant to any provision of the Securities Act other than Rule 144A or Regulation S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Warrants and Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of any state of the United States, and accordingly the Transferor hereby further certifies that (check one):

         (a) / / such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

         or

         (b) / / such Transfer is being effected to Enterprises or a subsidiary thereof;

         or

         (c) / / such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

         or

         (d) / / such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that it has not engaged in any general solicitation within the meaning of Regulation D under the Securities Act and the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Warrant or Restricted Definitive Warrants and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit E to the Warrant Agreement and
(2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Warrant and/or the Definitive Warrants and in the Warrant Agreement and the Securities Act.

4. / / Check if Transferee will take delivery of a beneficial interest in an Unrestricted Global Warrant or of an Unrestricted Definitive Warrant.

         (a) / / Check if Transfer is pursuant to Rule 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

         (b) / / Check if Transfer is Pursuant to Regulation S. (i) The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any state of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants, on Restricted Definitive Warrants and in the Warrant Agreement.

         (c) / / Check if Transfer is Pursuant to Other Exemption. (i) The Transfer is being effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Warrant Agreement and any applicable blue sky securities laws of any State of the United States and (ii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Warrant Agreement, the transferred beneficial interest or Definitive Warrant will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Warrants or Restricted Definitive Warrants and in the Warrant Agreement.

         This certificate and the statements contained herein are made for your benefit and the benefit of Enterprises.

                                  _____________________________________________
                                           [Insert Name of Transferor]
                                  _____________________________________________
                                                   (Signature)

                                   Note:    The above signature must correspond
                                            with the name as written upon the
                                            face of this Warrant Certificate in
                                            every particular, without
                                            alteration or enlargement or any
                                            change whatever.

                                  _____________________________________________
                                             (Signature Guaranteed)

                                   Note:    Signature must be guaranteed by an
                                            "eligible guarantor institution"
                                            meeting the requirements of the
                                            Warrant Agent, which requirements
                                            include membership or participation
                                            in the Securities Transfer Agents
                                            Medallion Program ("STAMP") or such
                                            other "signature guarantee program"
                                            as may be determined by the Warrant
                                            Agent in addition to, or in
                                            substitution for, STAMP, all in
                                            accordance with the Securities
                                            Exchange Act of 1934, as amended.

         Dated:

         ANNEX A TO CERTIFICATE OF TRANSFER

         1.       The Transferor owns and proposes to transfer the following:

         [CHECK ONE OF (a) OR (b)]

                           (a)      / /     a beneficial interest in the:

                           (i)      / /     144A Global Warrant, or

                           (ii)     / /     Regulation S Global Warrant, or

                           (iii)    / /     IAI Global Warrant, or

         (b)      / /      a Restricted Definitive Warrant.

         2.       After the Transfer the Transferee will hold:

[CHECK ONE]

         (a)      / /      a beneficial interest in the:


                  (i)      / /      144A Global Warrant, or

                  (ii)     / /      Regulation S Global Warrant, or

                  (iii)    / /      IAI Global Warrant, or

                  (iv)     / /      Unrestricted Global Warrant, or

         (b)      / /      a Restricted Definitive Warrant, or

         (c)      / /      an Unrestricted Definitive Warrant.

         in accordance with the terms of the Warrant Agreement.

                                                                       EXHIBIT D

                         FORM OF CERTIFICATE OF EXCHANGE

Aladdin Gaming Enterprises, Inc.
3667 Las Vegas Blvd. South
Las Vegas, NV 89109
Attn:  Secretary

State Street Bank and Trust Company
Two International Place
Boston, MA 02110
Attn: Corporate Trust Division

      Re: Warrants to Purchase Class B Stock of Aladdin Gaming Enterprises, Inc.

                  Reference is hereby made to the Warrant Agreement, dated as of February 26, 1998 (the "Warrant Agreement"), between Aladdin Gaming Enterprises, Inc., as issuer ("Enterprises"), and State Street Bank and Trust Company, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                  [           ], (the "Owner") owns and proposes to exchange
the Warrant[s] or interest in such Warrant[s] specified herein, in the amount
of [       ] Warrant[s] or interests (the "Exchange"). In connection with the
Exchange, the Owner hereby certifies that:

1. / / Exchange of Restricted Definitive Warrants or Beneficial Interests in a Restricted Global Warrant for Unrestricted Definitive Warrants or Beneficial Interests in an Unrestricted Global Warrant

                  (a) / / Check if Exchange is from beneficial interest in a Restricted Global Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a beneficial interest in an Unrestricted Global Warrant in an equal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Warrants and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (b) / / Check if Exchange is from beneficial interest in a Restricted Global Warrant to Unrestricted Definitive

Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (c) / / Check if Exchange is from Restricted Definitive Warrant to beneficial interest in an Unrestricted Global Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for a beneficial interest in an Unrestricted Global Warrant, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

                  (d) / / Check if Exchange is from Restricted Definitive Warrant to Unrestricted Definitive Warrant. In connection with the Owner's Exchange of a Restricted Definitive Warrant for an Unrestricted Definitive Warrant, the Owner hereby certifies (i) the Unrestricted Definitive Warrant is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Definitive Warrants and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Warrant Agreement and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Unrestricted Definitive Warrant is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

2. / / Exchange of Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants for Restricted Definitive Warrants or Beneficial Interests in Restricted Global Warrants

                  (a) / / Check if Exchange is from beneficial interest in a Restricted Global Warrant to Restricted Definitive Warrant. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Warrant for a Restricted Definitive Warrant with an equal amount, the Owner hereby certifies that the Restricted Definitive Warrant is being acquired for the Owner's own account without transfer. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the Restricted Definitive Warrant issued will continue to be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Definitive Warrant and in the Indenture and the Securities Act.

                  (b) / / Check if Exchange is from Restricted Definitive Warrant to beneficial interest in a Restricted Global Warrant. In connection with the Exchange of the Owner's Restricted Definitive Warrant for a beneficial interest in the [CHECK ONE] / / 144A Global Warrant, / / Regulation S Global Warrant, / / IAI Global Warrant with an equal amount, the Owner hereby certifies
(i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Warrants and pursuant to and in accordance with the Securities Act, and in compliance with any applicable blue sky securities laws of any state of the United States. Upon consummation of the proposed Exchange in accordance with the terms of the Warrant Agreement, the beneficial interest issued will be subject to the restrictions on transfer enumerated in the Private

                  Placement Legend printed on the relevant Restricted Global Warrant and in the Warrant Agreement and the Securities Act.

                  This certificate and the statements contained herein are made for your benefit and the benefit of Enterprises.

                                   _____________________________________________
                                              [Insert Name of Owner]

                                   _____________________________________________
                                                   (Signature)

                                     Note:   The above signature must correspond
                                             with the name as written upon the
                                             face of this Warrant Certificate in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.

                                   _____________________________________________
                                               (Signature Guaranteed)

                                    Note:    Signature must be guaranteed by an
                                             "eligible guarantor institution"
                                             meeting the requirements of the
                                             Warrant Agent, which requirements
                                             include membership or participation
                                             in the Securities Transfer Agents
                                             Medallion Program ("STAMP") or such
                                             other "signature guarantee program"
                                             as may be determined by the Warrant
                                             Agent in
                                             addition to, or in substitution
                                             for, STAMP, all in accordance with
                                             the Securities Exchange Act of
                                             1934, as amended.



Dated:

                                                                       EXHIBIT E

                            FORM OF CERTIFICATE FROM
                  ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR

Aladdin Gaming Enterprises, Inc.
3667 Las Vegas Blvd. South
Las Vegas, NV 89109
Attn:  Secretary

State Street Bank and Trust Company
Two International Place
Boston, MA 02110
Attn: Corporate Trust Division

     Re:  Warrants to Purchase Class B Stock of Aladdin Gaming Enterprises, Inc.

                  Reference is hereby made to the Warrant Agreement, dated as of February 26, 1998 (the "Warrant Agreement"), between Aladdin Gaming Enterprises, Inc., as issuer ("Enterprises"), and State Street Bank and Trust Company, as warrant agent. Capitalized terms used but not defined herein shall have the meanings given to them in the Warrant Agreement.

                  In connection with our proposed purchase of [    ] number of:

                  (a)      / /    a beneficial interest in a Global Warrant, or

                  (b)      / /    a Definitive Warrant,

                  we confirm that:

                  1. We understand that any subsequent transfer of the Warrants or any interest therein is subject to certain restrictions and conditions set forth in the Warrant Agreement and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer the Warrants or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the offer and sale of the Warrants have not been registered under the Securities Act, and that the Warrants and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Warrants or any interest therein, we will do so only (A) to Enterprises or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (c) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to Enterprises a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to Enterprises to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Definitive Warrant or beneficial interest in a Global Warrant from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

                  3. We understand that, on any proposed resale of the Warrants or beneficial interest therein, we will be required to furnish to you and Enterprises such certifications, legal opinions and other information as you and Enterprises may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants purchased by us will bear a legend to the foregoing effect.

                  4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

                  5. We are acquiring the Warrants or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

                  You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                   _____________________________________________
                                        [Insert Name of Accredited Investor]


                                   _____________________________________________
                                                    (Signature)

                                    Note:    The above signature must correspond
                                             with the name as written upon the
                                             face of this Warrant Certificate in
                                             every particular, without
                                             alteration or enlargement or any
                                             change whatever.

                                   _____________________________________________
                                              (Signature Guaranteed)

                                    Note:    Signature must be guaranteed by an
                                             "eligible guarantor institution"
                                             meeting the requirements of the
                                             Warrant Agent, which requirements
                                             include membership or participation
                                             in the Securities Transfer Agents
                                             Medallion Program ("STAMP") or such
                                             other "signature guarantee program"
                                             as may be determined by the Warrant
                                             Agent in addition to, or in
                                             substitution for, STAMP, all in
                                             accordance with the Securities
                                             Exchange Act of 1934, as amended.



         Dated: